                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08743

                         Van Kampen Senior Income Trust
               (Exact name of registrant as specified in charter)

                   522 Fifth Avenue, New York, New York 10036
               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
                   522 Fifth Avenue, New York, New York 10036
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 7/31

Date of reporting period: 7/31/07

Item 1. Reports to Shareholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Senior Income Trust performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of July 31, 2007.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF THE TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       AN INVESTMENT IN SENIOR LOANS IS SUBJECT TO CERTAIN RISKS SUCH AS LOAN DEFAULTS AND ILLIQUIDITY DUE TO INSUFFICIENT COLLATERAL BACKING.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 7/31/07

SENIOR INCOME TRUST
SYMBOL: VVR
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (6/23/98)            5.18%          5.08%

5-year                               7.08          10.68

1-year                               2.53           3.94
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND TRUST SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

Trust Report

FOR THE 12-MONTH PERIOD ENDED JULY 31, 2007

MARKET CONDITIONS

The senior loan market benefited from strong fundamental and technical factors throughout most of the 12-month reporting period. Economic growth was generally solid, slowing somewhat in the first quarter of this year but accelerating again in the second quarter. Inflation remained contained and the Federal Open Market Committee (the "Fed"), while still concerned about potential inflation risks, held the target federal funds rate steady at 5.25 percent, where it has stood since June 2006.

In terms of the credit markets, corporate productivity increased, cash flows continued to be strong, and borrowing costs remained low. In addition, overall credit quality in the market improved and default rates remained low. Together, these factors proved quite supportive of the senior loan market. New-issue senior loan volume climbed throughout the period, setting new records in each consecutive calendar quarter to reach an unprecedented $204 billion in the second quarter of 2007. As a result, supply for the first half of 2007 totaled $390 billion, a 55 percent increase over the first half of 2006. Helping to fuel this heavy supply was a high amount of merger and acquisition and private equity activity during the period, as well as record-setting second-lien loan volume. The record supply was met by robust demand, as institutional investors and traditional high-yield investors continued to be increasingly active in the market. In fact, demand for senior loans surpassed the available supply for much of the period, causing yield spreads to narrow from December 2006 through the end of June 2007. At that time, however, volatility in the market rose and the demand/supply dynamics changed.

In our view, the increased volatility in the last month of the period was primarily driven by technical factors in the market, as opposed to credit fundamentals. The first of these factors is the size of the forward calendar (transactions announced but not yet syndicated in the market). As of the end of the reporting period, the forward calendar was rather large, which likely left some buyers waiting on the sidelines until this supply comes to market. The second and larger factor contributing to the recent volatility, in our opinion, is an overall tightening of lending standards and an increasing demand for both protection and higher compensation by investors. The well-publicized news of stress in other segments of the credit markets--most notably the subprime mortgage market--prompted investors to re-price risk across all credit markets. While the senior loan market is completely separate from the subprime mortgage market, the negative news in the subprime mortgage arena has caused lenders in the senior loan market to tighten their credit standards and to demand higher spreads over LIBOR as compensation for assuming any lending risk.

While the recent volatility has not been pleasant, we are pleased to see lenders tighten their underwriting standards, and believe this is a healthy event for the market as it may ultimately serve to improve credit quality and the risk/reward relationship for loans. We have seen signs of greater stability in the senior loan market in the weeks immediately following the end of the reporting period, but all money markets remain relatively nervous. Overall, the fundamentals of the loan market remain strong, credit quality continues to be robust, and default rates continue to be at historic low levels.

PERFORMANCE ANALYSIS

The Trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Trust's portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. For the 12 months ended July 31, 2007, the Trust returned 3.94 percent on a market price basis and 2.53 percent on an NAV basis.

TOTAL RETURN FOR THE 12-MONTH PERIOD ENDED JULY 31, 2007

---------------------------------------------------------
          BASED ON NAV        BASED ON MARKET PRICE

              2.53%                   3.94%
---------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information.

We continued to adhere to our research-intensive investment process, employing a bottom-up asset selection process driven by thorough analysis of individual company fundamentals. We do, however, analyze overall sector and industry trends as well and generally avoid those which we believe are vulnerable to cyclical economic downturns. For example, we have taken a cautious approach to the auto and airline industries during this period because of their susceptibility to high fuel prices. Given the fall-off in the residential housing market, we have also generally avoided investments in the building and real estate sectors.

We have been very selective regarding investments in the health care industry, particularly those assets with inherent reimbursement and regulatory risks. Certain health care providers, however, are not exposed to these risks. One such provider is a large hospital which, in our view, has a strong management team and is well secured. We added this company to the portfolio during the period, which resulted in an increase in the portfolio's exposure to the health care sector. Otherwise, our bottom-up security selection process led to few changes in the Trust's largest sector weightings. As of the end of the period, the printing and publishing, beverage, food and tobacco, health care, and leisure and entertainment sectors continued to be represented in the Trust's top holdings.

The Trust benefited from our use of leverage during the period. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. We used this strategy on an ongoing basis in an effort to enhance the Trust's dividend. Unlike other fixed-income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans adjusts to changes in interest rates, as do the rates which determine the Trust's borrowing costs. (Similarly, should short-term rates fall, borrowing costs and income would also decline. The Trust's use of leverage may increase the Trust's volatility.) We might reduce leverage in periods of weaker credit quality conditions to prevent magnifying erosion of the Trust's net asset value. Over the course of the reporting period, our use of leverage served to improve the Trust's current yield.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

In closing, it is important to note that the portfolio's overall credit quality remains strong and its default rate well below the market average, which is at an all-time low. Going forward, we will continue to focus on seeking to maintain a high quality, portfolio of issuers with stable cash flows, strong management teams, and collateral value sufficient to help provide a second way out in a default scenario.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 7/31/07
Printing & Publishing                                             8.1%
Beverage, Food & Tobacco                                          6.9
Healthcare                                                        6.3
Entertainment & Leisure                                           5.6
Chemicals, Plastics & Rubber                                      4.9
Business Equipment & Services                                     4.4
Buildings & Real Estate                                           3.9
Broadcasting--Cable                                               3.9
Hotels, Motels, Inns & Gaming                                     3.8
Electronics                                                       3.3
Containers, Packaging & Glass                                     3.1
Automotive                                                        3.0
Non-Durable Consumer Products                                     2.9
Construction Material                                             2.6
Aerospace/Defense                                                 2.5
Insurance                                                         2.4
Finance                                                           2.3
Utilities                                                         2.2
Broadcasting--Television                                          2.1
Broadcasting--Radio                                               1.8
Restaurants & Food Service                                        1.7
Ecological                                                        1.6
Natural Resources                                                 1.6
Paper & Forest Products                                           1.5
Textiles & Leather                                                1.3
Medical Products & Services                                       1.3
Telecommunications--Local Exchange Carriers                       1.3
Health & Beauty                                                   1.2
Retail--Stores                                                    1.2
Personal & Miscellaneous Services                                 1.2
Diversified Manufacturing                                         1.1
Retail--Specialty                                                 1.0
Machinery                                                         1.0
Home & Office Furnishings, Housewares & Durable Consumer
  Products                                                        0.8
Telecommunications--Wireless                                      0.7
Telecommunications--Long Distance                                 0.6
Pharmaceuticals                                                   0.6
Banking                                                           0.5
Grocery                                                           0.5
Transportation-Rail Manufacturing                                 0.4
Transportation--Cargo                                             0.4
Farming & Agriculture                                             0.4
Retail--Office Products                                           0.3
Education & Child Care                                            0.2
Broadcasting--Diversified                                         0.2
Durable Consumer Products                                         0.2
Transportation--Personal                                          0.1

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 7/31/07
(continued from previous page)
Retail--Oil & Gas                                                 0.1
Mining, Steel, Iron & Non-Precious Metals                         0.0*
                                                                -----
Total Long-Term Investments                                      99.0
Short-Term Investments                                            1.0
                                                                -----
Total Investments                                               100.0%

*   Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Summary of investments by industry classification percentages are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
       (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 341-2929.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Trust's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 341-2929 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 17, 2007 and May 30, 2007, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          VARIABLE RATE** SENIOR LOAN INTERESTS  179.1%
          AEROSPACE/DEFENSE  4.6%
 $ 9,734  Alion Science and
          Technology Corp.,
          Term Loan.......... Ba2       BB-    7.82 to 7.86%          08/02/09        $    9,344,331
   3,184  Apptis, Inc., Term
          Loan............... Ba3       BB-    8.57 to 10.50          12/20/12             3,152,160
   1,573  ARINC, Inc., Term
          Loan............... Ba3       BB          7.32              03/10/11             1,574,216
   2,193  Atlantic Marine
          Services, Term
          Loan............... B1        BB-         7.38              03/22/14             2,171,412
   3,541  DeCrane Aircraft
          Holdings, Inc.,
          Term Loan.......... B1        B+     8.10 to 10.00          02/21/13             3,505,714
   4,432  DynCorp
          International, LLC,
          Term Loan.......... Ba2       BB          7.63              02/11/11             4,327,192
     703  Hawker Beechraft
          Acquisition Co.,
          Revolving Credit
          Agreement.......... Ba3       BB          7.35              03/26/14               670,256
   8,285  Hawker Beechraft
          Acquisition Co.,
          Term Loan.......... Ba3       BB      7.32 to 7.36          03/26/14             7,901,403
   8,603  IAP Worldwide
          Services, Inc.,
          Term Loan.......... B1        B      9.69 to 15.19    12/30/12 to 06/30/13       7,708,983
   5,236  ILC Industries,
          Inc., Term Loan.... NR        NR          7.61              02/24/12             5,144,370
   2,704  Primus
          International,
          Inc., Term Loan.... NR        NR      7.82 to 7.83          06/07/12             2,677,281
   2,114  SI International,
          Inc., Term Loan.... Ba3       NR      7.32 to 7.34          02/09/11             2,120,571
   1,097  Tri-Star
          Electronics
          International, Term
          Loan............... NR        NR      8.36 to 8.40          02/02/13             1,086,277
   4,738  Vangent, Inc., Term
          Loan............... Ba3       BB      7.61 to 7.62          02/14/13             4,714,434
   3,619  Wesco Aircraft
          Hardware Corp.,
          Term Loan.......... Ba3       BB-    7.61 to 11.11    09/29/13 to 03/28/14       3,461,820
   7,198  Wyle Laboratories,
          Inc., Term Loan.... NR        BB-         8.11              01/28/11             7,071,836
                                                                                      --------------
                                                                                          66,632,256
                                                                                      --------------

 12                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          AUTOMOTIVE  5.5%
 $ 6,428  Accuride Corp.,
          Term Loan.......... Ba3       BB-        7.38%              01/31/12        $    6,247,389
   1,985  Acument Global
          Technologies, Inc.,
          Term Loan (a)...... B2        B+          8.86              08/11/13             1,975,075
   4,450  Dana Corp., Term
          Loan............... B2        BB-         7.88              04/13/08             4,388,812
   4,000  Federal-Mogul
          Corp., Term Loan
          (a)................ NR        BBB+        7.07              12/31/07             3,960,000
  19,154  Ford Motor Co.,
          Term Loan.......... Ba3       B+          8.36              12/15/13            18,101,615
   3,330  Heartland
          Automotive
          Holdings, Inc.,
          Term Loan.......... NR        NR          9.11              02/27/12             3,309,683
  10,180  MetoKote Corp.,
          Term Loan.......... B2        BB-         8.36              11/27/11            10,212,039
   2,180  Navistar
          International
          Corp., Revolving
          Credit Agreement... NR        BB-     8.42 to 8.61          01/19/12             2,087,350
   5,995  Navistar
          International
          Corp., Term Loan... NR        BB-         8.61              01/19/12             5,740,213
  11,433  Oshkosh Truck
          Corp., Term Loan... Ba3       BBB-        7.11              12/06/13            11,070,764
     616  Performance
          Transportation
          Services, Inc.,
          Revolving Credit
          Agreement.......... Caa1      NR          8.57              01/26/12               581,920
     421  Performance
          Transportation
          Services, Inc.,
          Term Loan.......... NR        NR          8.57              01/26/12               397,809
   1,489  Precision Partners,
          Inc., Term Loan.... B2        B+          8.86              10/27/13             1,449,670
   7,430  Sensata
          Technologies, Inc.,
          Term Loan.......... Ba3       BB      7.09 to 7.11          04/27/13             7,206,303
   2,908  United Components,
          Inc., Term Loan.... Ba3       BB-         7.36              06/30/12             2,820,282
                                                                                      --------------
                                                                                          79,548,924
                                                                                      --------------
          BANKING  0.9%
  13,592  Dollar Financial
          Corp., Term Loan... B3        BB-     8.11 to 8.36          10/30/12            13,209,509
                                                                                      --------------

See Notes to Financial Statements                                             13

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          BEVERAGE, FOOD & TOBACCO  12.5%
 $12,860  Acosta Sales Co.,
          Inc., Term Loan.... NR        NR         7.57%              07/28/13        $   12,442,099
   7,083  Advantage Sales &
          Marketing, LLC,
          Term Loan.......... NR        NR          7.36              03/29/13             6,791,114
   2,948  Alliance One
          International,
          Inc., Term Loan.... B1        BB          7.57              03/30/11             2,955,647
   1,809  B&G Foods, Inc.,
          Term Loan.......... Ba2       BB-         7.36              02/23/13             1,781,565
  10,129  Birds Eye Foods,
          Inc., Term Loan.... B1        B+     7.11 to 10.61    07/11/12 to 03/22/13       9,878,964
  10,693  Coleman Natural
          Foods, LLC, Term
          Loan............... NR        NR          9.86              08/22/12            10,318,520
   3,515  Coleman Natural
          Foods, LLC, Term
          Loan (b)........... NR        NR         14.86              08/22/13             3,022,638
   7,500  Culligan
          International Co.,
          Term Loan.......... Ba3       B+      7.57 to 7.61          11/24/12             7,087,500
   4,963  DCI Cheese Co.,
          Term Loan.......... NR        NR          8.61              08/07/13             4,950,094
  22,525  Dole Food Co.,
          Inc., Term Loan.... Ba3       BB-     5.23 to 9.25          04/12/13            21,342,310
  14,286  DS Waters of
          America, Inc., Term
          Loan............... Ba3       B-          7.61              10/25/12            14,107,178
   4,950  DSW Holdings, Inc.,
          Term Loan (a)...... NR        NR          9.36              03/07/12             4,912,875
   5,042  Farley's & Sathers
          Candy Co., Inc.,
          Term Loan.......... NR        NR     8.11 to 11.38    06/15/10 to 03/24/11       5,054,104
   5,925  FSB Holdings, Inc.,
          Term Loan (a)...... NR        NR     7.88 to 11.13    09/29/13 to 03/29/14       5,937,750
   1,500  Interstate Brands
          Corp., Term Loan
          (d) (g)............ NR        NR          9.61              07/19/07             1,441,249
   6,539  Luigino's, Inc.,
          Term Loan.......... B1        B           8.38              04/02/11             6,457,045
   1,263  Mafco Worldwide
          Corp., Term Loan... B1        BB-     7.32 to 7.36          12/08/11             1,237,607
   7,843  Michael Foods,
          Inc., Term Loan.... Ba3       B+          7.36              11/21/10             7,699,681
   3,794  National Dairy
          Holdings, LP, Term
          Loan............... NR        NR          7.32              03/15/12             3,793,794

 14                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          BEVERAGE, FOOD & TOBACCO (CONTINUED)
 $ 1,801  OSI Foods GMBH &
          Co. KG, Term Loan.. NR        NR         7.36%              09/02/11        $    1,727,757
   7,122  OSI Group, LLC,
          Term Loan.......... NR        NR          7.36              09/02/11             6,843,445
   7,226  PBM Products, LLC,
          Term Loan.......... NR        NR          7.82              09/29/12             7,244,084
  10,608  Pierre Foods, Inc.,
          Term Loan.......... Ba3       BB-         7.57              06/30/10            10,502,126
  19,654  Pinnacle Foods
          Finance, LLC, Term
          Loan............... B2        B           8.11              04/02/14            18,622,510
   1,646  Smart Balance,
          Inc., Term Loan.... B2        B           8.61              05/18/14             1,621,187
     358  Volume Services
          America, Inc.,
          Revolving Credit
          Agreement.......... B2        NR      3.50 to 9.75          04/01/10               347,395
   3,910  Volume Services
          America, Inc., Term
          Loan............... B2        NR      8.61 to 9.50          10/01/10             3,917,331
                                                                                      --------------
                                                                                         182,037,569
                                                                                      --------------
          BROADCASTING--CABLE  7.1%
   5,287  Cequel
          Communications,
          LLC, Term Loan..... B1        BB-     7.36 to 9.25          11/05/13             5,052,811
  61,500  Charter
          Communications
          Operating, LLC,
          Term Loan.......... B1        B+      7.36 to 7.86    03/06/14 to 09/06/14      58,622,500
   5,457  CSC Holdings, Inc.,
          Term Loan.......... Ba2       BB          7.07              03/29/13             5,254,871
  10,000  Discovery
          Communications
          Holding, LLC, Term
          Loan............... NR        NR          7.36              05/14/14             9,775,000
   6,450  Knology, Inc., Term
          Loan............... Ba3       B           7.61              06/30/12             6,385,500
   9,713  MCC Iowa, LLC, Term
          Loan............... Ba3       BB-     7.07 to 7.11    03/31/10 to 01/31/15       9,313,532
   1,987  Mediacom
          Communications
          Corp., Term Loan... Ba3       BB-     6.82 to 6.86          03/31/10             1,919,719

See Notes to Financial Statements                                             15

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          BROADCASTING--CABLE (CONTINUED)
 $ 2,388  Mediacom Illinois,
          LLC, Term Loan..... Ba3       BB     7.07 to 7.11%          01/31/15        $    2,310,390
   5,000  RCN Corp., Term
          Loan............... B1        NR          7.69              05/25/14             4,875,000
                                                                                      --------------
                                                                                         103,509,323
                                                                                      --------------
          BROADCASTING--DIVERSIFIED  0.4%
   2,933  Cumulus Media,
          Inc., Term Loan.... Ba3       B       7.07 to 7.11          06/11/14             2,898,500
   2,643  NEP II, Inc., Term
          Loan............... NR        NR          7.61              02/16/14             2,564,070
                                                                                      --------------
                                                                                           5,462,570
                                                                                      --------------
          BROADCASTING--RADIO  3.3%
   5,000  Citadel
          Broadcasting Corp.,
          Term Loan.......... Ba3       BB-         6.99              06/12/14             4,704,165
   6,851  CMP KC, LLC, Term
          Loan............... Caa1      CCC+        9.38              05/03/11             6,885,069
  14,314  CMP Susquehanna
          Corp., Term Loan... Ba3       B-      7.35 to 7.39          05/05/13            13,875,911
   3,643  Emmis Operating
          Co., Term Loan..... B1        B+      7.32 to 7.36          11/01/13             3,554,518
   1,777  LBI Media, Inc.,
          Term Loan.......... Ba1       B+          6.82              03/31/12             1,733,062
   5,143  Multicultural Radio
          Broadcasting, Inc.,
          Term Loan.......... B2        B      8.11 to 11.11    12/18/12 to 06/18/13       5,123,937
   5,569  NextMedia
          Operating, Inc.,
          Term Loan.......... B1        B+      7.32 to 9.82    11/15/12 to 11/15/13       5,374,168
   2,736  Regent
          Broadcasting, LLC,
          Term Loan.......... B1        B+          7.61              11/21/13             2,667,844
   3,404  Spanish
          Broadcasting
          System, Inc., Term
          Loan............... B1        B-          7.11              06/11/12             3,370,025
                                                                                      --------------
                                                                                          47,288,699
                                                                                      --------------
          BROADCASTING--TELEVISION  3.8%
   1,985  Barrington
          Broadcasting, LLC,
          Term Loan.......... Ba3       BB-         7.61              08/12/13             1,945,300
   4,862  Sunshine
          Acquisition, Ltd.,
          (United Kingdom),
          Term Loan.......... Ba3       B+          7.34              03/20/12             4,710,307

 16                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          BROADCASTING--TELEVISION (CONTINUED)
 $51,980  Univision
          Communications,
          Inc., Term Loan.... Ba3       B+     7.61 to 7.82%    03/29/09 to 09/29/14  $   48,408,933
                                                                                      --------------
                                                                                          55,064,540
                                                                                      --------------
          BUILDINGS & REAL ESTATE  7.2%
   6,667  BioMed Realty, LP,
          Term Loan (a)...... NR        NR          7.57              05/30/10             6,675,000
   2,500  California Coastal
          Communities, Inc.,
          Term Loan.......... NR        NR          8.07              09/15/11             2,487,500
   7,328  Edge-Star Partners,
          Term Loan (a)...... NR        NR     9.36 to 15.36          11/18/07             7,350,485
  20,897  Ginn LA CS
          Borrower, LLC, Term
          Loan............... B3        B-     8.86 to 12.86    06/08/11 to 06/08/12      18,663,032
   5,200  Kyle Acquisition
          Group, LLC, Term
          Loan............... NR        NR          8.88        07/20/08 to 07/20/10       5,089,500
     602  Lake at Las Vegas
          Joint Venture, LLC,
          Revolving Credit
          Agreement.......... Caa1      CCC+       15.46              06/20/12               595,833
   4,398  Lake at Las Vegas
          Joint Venture, LLC,
          Term Loan.......... Caa1      CCC+       15.42              06/20/12             4,112,269
   4,378  Landsource
          Communities
          Development, LLC,
          Term Loan.......... Ba2       BB+         8.11              02/27/13             4,122,618
   4,800  LNR Property Corp.,
          Term Loan.......... B2        B+          8.11              07/12/11             4,620,859
   3,111  London Arena &
          Waterfront Finance,
          LLC., (United
          Kingdom), Term
          Loan............... NR        NR          7.86              03/08/12             3,095,072
     552  Maguire Properties
          Holdings III, LLC,
          Term Loan.......... Ba3       BB-         7.32              04/24/12               549,643
   4,571  NLV Holdings, LLC,
          Term Loan.......... Caa1      B+     8.07 to 12.32    05/09/11 to 05/30/12       4,589,847
   7,500  Realogy Corp., Term
          Loan............... Ba3       BB      8.32 to 8.36          10/10/13             7,076,782
   1,450  Re/Max
          International,
          Inc., Term Loan.... NR        NR          7.07              12/15/07             1,435,500
   3,573  Shea Capital I,
          LLC, Term Loan..... NR        NR          7.36              10/27/11             3,322,890

See Notes to Financial Statements                                             17

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          BUILDINGS & REAL ESTATE (CONTINUED)
 $ 1,546  Shea Mountain
          House, LLC, Term
          Loan............... NR        NR         7.36%              05/11/11        $    1,437,855
   5,265  South Edge, LLC,
          Term Loan.......... NR        NR      7.13 to 7.38    10/31/07 to 10/31/09       5,058,102
     600  Standard Pacific
          Corp., Term Loan... NR        NR          6.86              05/05/13               569,250
   5,955  Tamarack Resort,
          LLC, Term Loan..... NR        NR     8.61 to 10.50          05/19/11             5,806,125
  12,000  WCI Communities,
          Inc, Term Loan..... NR        NR          7.82              12/23/10            11,565,000
   5,767  Yellowstone
          Development, LLC,
          Term Loan.......... NR        NR          7.70              09/30/10             5,640,837
                                                                                      --------------
                                                                                         103,863,999
                                                                                      --------------
          BUSINESS EQUIPMENT & SERVICES  8.0%
  17,737  Affiliated Computer
          Services, Inc.,
          Term Loan.......... Ba2       BB      7.32 to 7.86          03/20/13            17,431,133
  10,099  AlixPartners, LLP,
          Term Loan (a)...... B1        BB-         7.61              10/12/13             9,998,257
   3,850  Audio Visual
          Services Corp.,
          Term Loan (a)...... Ba3       B+          7.61              02/28/14             3,830,750
   1,247  BakerCorp, Term
          Loan (a)........... B1        B       7.57 to 7.61          05/08/14             1,236,355
   4,115  Brickman Group
          Holdings, Inc.,
          Term Loan (a)...... NR        B+          7.34              01/23/14             4,073,541
   5,518  Cellnet Group,
          Inc., Term Loan
          (a)................ NR        NR      7.36 to 7.62          07/22/11             5,503,953
   2,881  Contec, LLC, Term
          Loan............... NR        NR          7.88              06/15/12             2,888,538
   7,776  Crawford & Co.,
          Term Loan (a)...... B1        BB-         7.61              10/30/13             7,785,953
   5,500  Edwards (Cayman
          Islands II), Ltd.,
          Term Loan.......... B1        BB     7.36 to 11.11    05/31/14 to 11/30/14       5,098,750
   1,923  Euronet Worldwide,
          Inc., Term Loan.... Ba2       BB      7.32 to 7.36          04/14/14             1,865,463
   4,466  First American
          Payment Systems,
          LP, Term Loan...... NR        NR          8.63              10/06/13             4,455,084
   2,500  Information
          Resources, Inc.,
          Term Loan.......... NR        NR      7.07 to 7.12          05/16/14             2,375,000
   3,382  InfoUSA, Inc., Term
          Loan............... Ba2       BB          7.36              02/14/12             3,331,275

 18                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          BUSINESS EQUIPMENT & SERVICES (CONTINUED)
 $ 2,494  Itron, Inc., Term
          Loan............... Ba3       B+         7.36%              04/18/14        $    2,425,172
   5,000  KAR Holdings, Inc.,
          Term Loan.......... Ba3       B+          7.61              10/20/13             4,615,625
   4,071  Katun Corp., Term
          Loan............... NR        B          11.25              06/30/09             4,060,411
   8,209  NCO Financial
          Systems, Term
          Loan............... Ba3       BB-         8.36              05/15/13             8,126,662
   4,762  RGIS Services LLC,
          Term Loan.......... Ba3       B-          7.86              04/30/14             4,666,667
   1,244  Valassis
          Communications,
          Inc., Term Loan.... Ba2       BB          7.11              03/02/14             1,192,678
   1,306  Verifone, Inc.,
          Term Loan.......... B1        BB      7.09 to 7.11          10/31/13             1,286,656
  20,636  VNU, Inc., Term
          Loan............... Ba3       B+          7.36              08/09/13            20,131,827
                                                                                      --------------
                                                                                         116,379,750
                                                                                      --------------
          CHEMICALS, PLASTICS & RUBBER  8.9%
   1,097  Arizona Chemical
          Co., Term Loan..... B1        BB-         7.36              02/28/13             1,066,390
   2,086  Becker-Underwood,
          Inc., Term Loan.... NR        NR      8.86 to 9.11    03/31/10 to 09/30/11       2,068,299
  11,400  Brenntag Holdings
          GmbH & Co. KG,
          (Germany), Term
          Loan............... Caa1      B+      7.39 to 9.39    01/17/14 to 07/17/15      11,236,500
   3,705  Celanese Holdings,
          LLC, Term Loan
          (a)................ Ba3       BB      5.32 to 7.11          04/02/14             3,494,387
   1,000  Cristal Inorganic
          Chemicals US, Inc.,
          Term Loan.......... Ba3       B+          7.61              05/15/14               961,667
  10,090  Ferro Corp., Term
          Loan (a)........... NR        B+      7.32 to 7.36          06/06/12            10,014,739
   4,161  Fibervisions
          Delaware Corp.,
          Term Loan.......... B1        B+          8.86              03/31/13             4,015,610
   2,824  Foamex LP, Term
          Loan............... B1        B+      7.57 to 7.61          02/12/13             2,748,234
   3,728  Georgia Gulf Corp.,
          Term Loan.......... Ba2       BB          7.82              10/03/13             3,642,684
  25,252  Hexion Specialty
          Chemicals, Inc.,
          Term Loan.......... Ba3       B+          7.63              05/05/13            24,360,747

See Notes to Financial Statements                                             19

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          CHEMICALS, PLASTICS & RUBBER (CONTINUED)
 $14,005  Huntsman
          International, LLC,
          Term Loan.......... Ba1       BB+        7.07%              08/16/12        $   13,663,783
   8,910  Ineos Holdings,
          Ltd., (United
          Kingdom), Term
          Loan............... Ba2       BB-     7.58 to 8.08    12/16/13 to 12/23/14       8,660,520
     960  INVISTA
          (Netherlands), Term
          Loan............... Ba1       BBB-        6.86              04/30/10               921,600
  14,812  Kraton Polymers,
          LLC, Term Loan..... Ba3       B+          7.38              05/12/13            14,294,062
   4,467  Lucite
          International Group
          Holdings, Ltd.,
          (United Kingdom),
          Term Loan.......... Ba3       BB-         7.61              07/07/13             4,288,012
   3,840  MacDermid, Inc.,
          Term Loan.......... B1        BB-         7.36              04/12/14             3,777,969
     955  Nusil Technology,
          LLC, Term Loan..... NR        NR          8.07              10/24/13               945,252
   3,000  OMNOVA Solutions,
          Inc., Term Loan.... B2        B+      7.82 to 7.88          05/22/14             2,970,000
   3,777  Rockwood
          Specialties Group,
          Inc., Term Loan.... Ba2       BB          7.11              12/13/13             3,686,411
   4,520  Valley National
          Gases, Inc., Term
          Loan............... Ba3       BB-         7.61              02/28/14             4,406,557
   7,950                                                                                   7,402,950
          Wellman, Inc., Term                                                          -------------
          Loan............... Caa1      CCC    9.36 to 12.11    02/10/09 to 02/10/10     128,626,373
                                                                                      --------------
          CONSTRUCTION MATERIAL  3.9%
  11,820  AXIA, Inc., Term
          Loan............... B2        B          10.11              12/21/12            10,697,100
   4,367  Beacon Sales
          Acquisition, Inc.,
          Term Loan.......... NR        NR      7.34 to 7.36          09/30/13             4,257,825
   1,138  Builders
          FirstSource, Inc.,
          Term Loan.......... Ba2       BB          7.86              08/11/11             1,115,177
  16,928  Building Materials
          Corp. of America,
          Term Loan.......... B2        BB     8.13 to 11.13    03/15/14 to 09/15/14      15,680,780
   4,913  Building Materials
          Holdings Corp.,
          Term Loan.......... B1        BB+         7.86              11/10/13             4,790,053

 20                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          CONSTRUCTION MATERIAL (CONTINUED)
 $ 4,886  Contech
          Construction
          Products, Inc.,
          Term Loan.......... Ba3       BB     7.32 to 7.34%          01/31/13        $    4,714,742
   1,500  Custom Building
          Products, Inc.,
          Term Loan.......... NR        NR         10.32              04/29/12             1,440,000
   3,374  Lanoga Corp., Term
          Loan............... Ba3       NR          9.00              06/29/13             3,339,854
   1,185  Nortek, Inc., Term
          Loan............... Ba2       B+      7.61 to 9.50          08/27/11             1,141,824
   3,261  Panolam Industries
          International, Inc.
          (Canada), Term
          Loan............... Ba3       BB-         8.11              09/30/12             3,130,782
   5,649  Professional Paint,
          Inc., Term Loan.... NR        NR     7.88 to 11.63    05/31/12 to 05/31/13       5,363,550
     816  Sensus Metering
          Systems, Inc., Term
          Loan............... Ba3       BB      7.36 to 7.38          12/17/10               812,021
                                                                                      --------------
                                                                                          56,483,708
                                                                                      --------------
          CONTAINERS, PACKAGING & GLASS  5.7%
   2,376  Altivity Packaging,
          LLC, Term Loan..... Ba3       BB      7.57 to 7.61          06/30/13             2,329,471
   2,415  Anchor Glass
          Container Corp.,
          Term Loan.......... NR        NR          7.61              05/03/13             2,402,592
   5,436  Berry Plastics
          Group, Inc., Term
          Loan............... Ba3       BB-         7.36              04/03/15             5,116,015
     888  Captive Plastics,
          Inc., Term Loan.... NR        NR          8.11              08/18/11               883,717
  11,531  Consolidated
          Container Co., LLC,
          Term Loan.......... B1        B      7.59 to 10.86    03/28/14 to 09/28/14      10,784,045
   9,318  Graham Packaging
          Co., Term Loan..... B1        B+          7.63              10/07/11             8,890,627
   6,468  Graphic Packaging
          International
          Corp., Term Loan... Ba2       BB-     7.32 to 7.36          05/16/14             6,347,851
     785  Kranson Industries,
          Inc., Revolving
          Credit Agreement... NR        NR     7.57 to 10.00          07/31/13               761,070
  12,033  Kranson Industries,
          Inc., Term Loan.... NR        NR          7.61              07/31/13            11,882,663
   5,945  Packaging Dynamics,
          Term Loan.......... NR        BB          7.36              06/09/13             5,855,800

See Notes to Financial Statements                                             21

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          CONTAINERS, PACKAGING & GLASS (CONTINUED)
 $ 4,045  Pertus Sechzehnte
          GMBH, (Germany),
          Term Loan.......... NR        NR     7.70 to 7.95%    06/13/15 to 06/13/16  $    3,984,301
   4,369  Ranpak Corp., Term
          Loan............... NR        NR          7.82              12/14/11             4,292,859
   4,180  Smurfit-Stone
          Container Corp.,
          Revolving Credit
          Agreement.......... Ba2       BB-     7.62 to 9.50          11/01/09             4,085,461
   5,989  Smurfit-Stone
          Container Corp.,
          Term Loan.......... Ba2       BB-         7.38              11/01/11             5,857,706
     983  Solo Cup Co., Term
          Loan............... B2        B-      8.82 to 8.86          02/27/11               960,418
   5,813  Tegrant Holding
          Corp., Term Loan... NR        NR     8.11 to 10.86    03/08/14 to 03/08/15       5,467,781
   2,576  Unifrax Corp., Term
          Loan............... Ba3       BB-         7.63              05/02/13             2,508,235
                                                                                      --------------
                                                                                          82,410,612
                                                                                      --------------
          DIVERSIFIED MANUFACTURING  2.1%
   3,095  Arnold Magnectic
          Technologies Corp.,
          Term Loan.......... NR        NR     9.11 to 11.50    03/06/11 to 03/06/12       3,081,417
   2,818  Chart Industries,
          Inc., Term Loan.... Ba2       BB          7.38              10/17/12             2,769,069
   4,500  Euramax
          International,
          Inc., Term Loan.... B1        CCC+       13.36              06/29/13             4,278,405
   3,500  Jason, Inc., Term
          Loan............... NR        NR          7.82              04/30/10             3,421,250
   2,023  Mueller Water
          Products, Inc.,
          Term Loan.......... Ba3       BB+     7.07 to 7.11          05/24/14             1,944,588
   6,312  MW Industries,
          Inc., Term Loan.... NR        NR          8.36              11/01/13             6,359,657
   2,273  Wire Rope Corp. of
          America, Inc., Term
          Loan............... B2        B+      7.59 to 7.61          02/08/14             2,238,782
   6,296                                                                                   6,259,547
          X-Rite, Inc., Term                                                           -------------
          Loan............... Ba3       BB-    7.61 to 10.36    06/30/12 to 06/30/13      30,352,715
                                                                                      --------------
          DURABLE CONSUMER PRODUCTS  0.3%
   4,094  Brown Jordan
          International,
          Inc., Term Loan.... NR        NR     9.36 to 11.25          04/30/12             4,073,592
                                                                                      --------------

 22                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          ECOLOGICAL  2.9%
 $ 1,346  Big Dumpster
          Acquisition, Inc.,
          Term Loan (a)...... Ba3       BB-        7.61%              02/05/13        $    1,340,033
   4,477  Casella Waste
          Systems, Inc., Term
          Loan............... NR        NR          7.36              04/28/10             4,297,783
  16,181  Energy Solutions,
          LLC, Term Loan..... NR        NR      7.57 to 7.66    06/07/11 to 06/07/13      15,978,954
   3,757  Environmental
          Systems Products
          Holdings, Term Loan
          (c)................ Caa1      NR         17.25              12/12/10             2,268,000
   4,339  LVI Services, Inc.,
          Term Loan.......... NR        NR     10.34 to 10.36         11/16/11             4,303,720
   6,050  Synagro
          Technologies, Inc.,
          Term Loan.......... Ba3       BB-    7.36 to 10.11    04/02/14 to 10/02/14       5,808,000
   8,823  Waste Services,
          Inc., Term Loan.... Ba3       BB-         7.57              03/31/11             8,558,048
                                                                                      --------------
                                                                                          42,554,538
                                                                                      --------------
          EDUCATION & CHILD CARE  0.4%
     250  Educate, Inc., Term
          Loan............... Ba3       CCC+       10.59              06/14/14               238,750
   6,357  Education
          Management, LLC,
          Term Loan.......... B2        B+          7.13              06/01/13             6,048,173
                                                                                      --------------
                                                                                           6,286,923
                                                                                      --------------
          ELECTRONICS  6.0%
   4,690  AMI Semiconductor,
          Inc., Term Loan.... Ba3       BB-         6.82              04/01/12             4,608,110
  13,624  Dealer Computer
          Services, Inc.,
          Term Loan (a)...... Ba2       BB-    7.36 to 10.86    10/26/12 to 10/26/13      13,323,320
   1,500  Deutsche Connector
          Group (France),
          Term Loan (a)...... NR        NR      7.89 to 8.14    06/22/14 to 06/22/15       1,483,500
   1,873  GXS Worldwide,
          Inc., Term Loan.... Ba3       BB-    10.36 to 12.25         07/29/11             1,868,650
   1,000  H3C Holdings, Ltd.,
          Term Loan.......... NR        NR          8.37              09/28/12             1,002,500
   4,963  Infor Enterprise
          Solutions Holdings,
          Inc., Term Loan.... B1        B+          9.11              07/28/12             4,875,656
   1,449  Intergraph Corp.,
          Term Loan.......... B1        B+      7.57 to 7.61          05/28/14             1,405,963

See Notes to Financial Statements                                             23

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          ELECTRONICS (CONTINUED)
 $ 7,500  Kronos, Inc., Term
          Loan............... Ba3       B+         7.61%              06/11/14        $    7,171,875
   2,922  Network Solutions,
          LLC, Term Loan..... B1        B           7.86              03/07/14             2,854,007
   2,487  Nuance
          Communications,
          Inc., Term Loan.... B1        B+          7.32              03/31/13             2,377,544
   3,324  ON Semiconductor
          Corp., Term Loan... Ba1       BB          7.11              09/03/13             3,174,080
   9,228  Open Solutions,
          Inc., Term Loan.... Ba3       BB-         7.45              01/23/14             8,790,144
   4,716  Open Text Corp.,
          Term Loan.......... Ba3       BB          7.82              10/02/13             4,692,636
     594  Stratus
          Technologies, Inc.,
          Term Loan.......... NR        B-          9.11              03/29/11               573,953
  22,625  Sungard Data
          Systems, Inc., Term
          Loan............... Ba3       BB          7.36              02/28/14            21,779,053
   7,038  Verint Systems,
          Inc., Term Loan.... NR        B+          8.09              05/25/14             6,994,471
                                                                                      --------------
                                                                                          86,975,462
                                                                                      --------------
          ENTERTAINMENT & LEISURE  10.3%
   2,933  Alliance Atlantis
          Communications,
          Inc., Term Loan (a)... Ba1    BB          6.85              12/20/11             2,932,500
   2,955  AMC Entertainment,
          Inc., Term Loan.... Ba3       BB-         7.07              01/26/13             2,856,501
   7,382  Bombardier Capital,
          Inc. (Canada), Term
          Loan............... B1        B+          7.86              06/28/13             7,230,019
   9,000  Cedar Fair, LP,
          Term Loan (a)...... Ba3       BB      7.32 to 9.25          08/30/12             8,716,727
   5,459  Cinemark USA, Inc.,
          Term Loan.......... Ba3       B       7.04 to 7.15          10/05/13             5,281,341
   5,867  Fender Musical
          Instruments Corp.,
          Term Loan.......... B2        B+          7.65              06/09/14             5,690,667
   6,000  Hicks Sports Group,
          LLC, Term Loan..... NR        NR          7.88              12/22/10             5,970,000
   7,500  Lodgenet
          Entertainment
          Corp., Term Loan... B1        B+          7.36              04/04/14             7,343,752
  48,750  Metro-Goldwyn-
          Mayer Studios,
          Inc., Term Loan.... NR        NR          8.61              04/08/12            46,179,817
   4,929  Mets, LP, Term
          Loan............... NR        NR          7.38              07/25/10             4,830,000

 24                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          ENTERTAINMENT & LEISURE (CONTINUED)
 $ 5,728  Panavision, Inc.,
          Term Loan.......... B1        B+         8.86%              03/30/11        $    5,584,854
   2,136  Playcore Holdings,
          Inc., Term Loan.... NR        NR      7.82 to 9.75          02/21/14             2,125,154
  22,881  Regal Cinemas,
          Inc., Term Loan.... Ba2       BB-         6.86              10/27/13            22,275,751
   3,990  Tigers Ballpark,
          LLC, Term Loan..... NR        NR          7.13              08/15/10             3,990,000
  12,478  True Temper Sports,
          Inc., Term Loan.... Ba3       B+     8.54 to 10.86    03/15/11 to 06/30/11      12,458,134
   5,553  Universal City
          Development
          Partners, LP, Term
          Loan............... Ba1       BB          7.36              06/09/11             5,413,909
                                                                                      --------------
                                                                                         148,879,126
                                                                                      --------------
          FARMING & AGRICULTURE  0.7%
  10,388
          Wm. Bolthouse
          Farms, Inc., Term
          Loan (a)........... B1        B+     7.63 to 10.86    12/16/12 to 12/16/13      10,250,723
                                                                                      --------------

          FINANCE  4.2%
   3,672  DCS Business
          Services, Inc.,
          Term Loan.......... NR        NR     10.32 to 12.57   02/04/11 to 08/04/11       3,193,043
   7,662  Grosvenor Capital
          Management
          Holdings, LLP, Term
          Loan............... NR        NR      7.61 to 7.63          12/05/13             7,431,655
   6,284  iPayment, Inc.,
          Term Loan.......... B1        B       7.32 to 7.36          05/10/13             6,048,611
  11,625  LPL Holdings, Inc.,
          Term Loan.......... B1        B           7.36              06/28/13            11,247,370
   1,997  Munder Capital
          Management, Term
          Loan............... NR        NR      7.32 to 7.36          12/29/12             1,976,906
  10,652  National Processing
          Company Group, Term
          Loan............... B2        B+     8.32 to 11.86    09/29/12 to 09/29/14      10,478,440
   8,511  Outsourcing
          Solutions, Inc.,
          Term Loan.......... NR        NR         10.82              09/30/10             8,553,137
   4,789  Riskmetrics Group
          Holdings, LLC, Term
          Loan............... Ba3       BB-    7.61 to 10.86    01/11/14 to 07/11/14       4,730,883
   7,331                                                                                   7,063,542
          Transfirst                                                                   -------------
          Holdings, Inc.,                                                                 60,723,587
          Term Loan.......... B2        B      8.11 to 11.36    06/15/14 to 06/15/15  --------------

See Notes to Financial Statements                                             25

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          GROCERY  0.8%
 $12,744  Roundy's
          Supermarkets, Inc.,
          Term Loan.......... Ba3       B+         8.11%              11/03/11        $   12,441,310
                                                                                      --------------

          HEALTH & BEAUTY  2.3%
   7,665  American Safety
          Razor Co., Term
          Loan (a)........... B3        B-     7.83 to 11.63    07/31/13 to 01/30/14       7,536,375
   5,577  Bare Escentuals
          Beauty, Inc., Term
          Loan (a)........... B1        BB-         7.57              02/18/12             5,521,662
   6,589  Marietta
          Intermediate
          Holdings Corp.,
          Term Loan (b)...... NR        NR     9.32 to 13.32    12/17/10 to 12/17/11       6,106,706
  13,901  Prestige Brands
          Holdings, Inc.,
          Term Loan.......... Ba3       BB-         7.63              04/06/11            13,587,967
                                                                                      --------------
                                                                                          32,752,710
                                                                                      --------------
          HEALTHCARE  11.4%
   9,205  American Medical
          Systems, Inc., Term
          Loan (a)........... Ba3       BB      7.63 to 7.69          07/20/12             9,158,478
  19,650  Capella Healthcare,
          Inc., Term Loan.... B1        B+     7.86 to 10.86    11/30/12 to 11/30/13      18,961,925
   2,250  Concentra, Inc.,
          Term Loan.......... B1        B+          7.61              06/25/14             2,176,875
   5,401  CRC Health Group,
          Inc., Term Loan.... Ba3       BB-         7.61              02/06/13             5,293,184
   9,375  DSI Renal, Inc.,
          Term Loan.......... NR        NR          7.63              03/31/13             8,906,022
   1,073  Emdeon Business
          Services, LLC, Term
          Loan............... B1        BB-         7.61              11/16/13             1,037,785
   2,459  FHC Health Systems,
          Inc., Term Loan
          (a)................ Ba3       B      12.07 to 14.07         12/18/09             2,483,492
   1,051  Genoa Healthcare
          Group, LLC, Term
          Loan............... Ba3       BB-    8.34 to 10.25          08/10/12               993,007
     548  Golden Living, Term
          Loan............... Ba3       BB-         8.07              03/14/11               545,189
  42,239  HCA, Inc., Term
          Loan............... Ba3       BB      7.36 to 7.61    11/17/12 to 11/17/13      40,798,597
  14,065  Health Management
          Associates, Inc.,
          Term Loan.......... Ba2       BB-         7.11              02/28/14            13,713,131

 26                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          HEALTHCARE (CONTINUED)
 $ 4,086  HealthCare
          Partners, LLC, Term
          Loan............... Ba2       BB         7.13%              10/31/13        $    3,881,428
   5,618  Iasis Healthcare,
          LLC, Term Loan..... Ba2       B+      7.34 to 7.62          03/15/14             5,364,724
  17,649  Lifepoint
          Hospitals, Inc.,
          Term Loan.......... Ba2       BB          6.99              04/15/12            16,832,968
     811  Matria Healthcare,
          Inc., Term Loan.... Ba3       BB-         7.36              01/19/12               791,016
  26,142  Multiplan, Inc.,
          Term Loan.......... B1        B+          7.82              04/12/13            25,259,826
     600  Select Medical
          Corp., Revolving
          Credit Agreement... Ba2       BB-         7.32              02/24/11               564,000
   3,002  Sterigenics
          International,
          Inc., Term Loan.... B2        BB-         7.61              11/21/13             2,987,301
   2,385  Sun Healthcare
          Group, Inc., Term
          Loan............... Ba2       B+      7.36 to 7.38          04/12/14             2,367,169
   3,650  United Surgical
          Partners
          International,
          Inc., Term Loan.... Ba3       B       7.37 to 7.38          04/19/14             3,455,036
                                                                                      --------------
                                                                                         165,571,153
                                                                                      --------------
          HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER PRODUCTS  1.4%
   7,966  Generation Brands,
          LLC, Term Loan..... Caa1      CCC+   7.82 to 11.63    12/20/12 to 06/20/13       7,581,594
   2,371  Hunter Fan Co.,
          Term Loan.......... B1        B+     7.86 to 12.11    04/16/14 to 10/16/14       2,232,857
     499  Lenox, Inc., Term
          Loan............... NR        B-      9.82 to 9.86          04/20/13               486,281
  11,100  National Bedding
          Co., LLC, Term
          Loan............... Caa1      B+         10.36              08/31/12            10,600,500
                                                                                      --------------
                                                                                          20,901,232
                                                                                      --------------
          HOTELS, MOTELS, INNS & GAMING  6.9%
   1,333  Bally Technologies,
          Inc., Term Loan.... NR        B-          8.64              09/04/09             1,298,321
   7,642  BLB Worldwide
          Holdings, Inc.,
          Term Loan (a)...... Ba3       B+      7.82 to 9.63    08/23/11 to 07/18/12       7,651,156
   7,677  Cannery Casino
          Resorts, LLC, Term
          Loan............... B2        BB      2.25 to 7.61          05/18/13             7,408,465
  10,442  Greektown Casino,
          LLC, Term Loan..... Ba3       BB-         7.88              12/03/12            10,232,850

See Notes to Financial Statements                                             27

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          HOTELS, MOTELS, INNS & GAMING (CONTINUED)
 $ 4,758  Green Valley Ranch
          Gaming, LLC, Term
          Loan............... B1        BB-        7.36%              02/16/14        $    4,638,684
   1,642  Greenwood Racing,
          Inc., Term Loan.... B2        BB-         7.57              11/28/11             1,576,080
   9,411  Herbst Gaming,
          Inc., Term Loan.... Ba3       BB          8.36              12/02/11             9,117,800
   5,351  Kuilima Resort Co.,
          Term Loan (c)...... NR        NR         13.75              09/30/11             3,933,023
  13,655  Las Vegas Sands,
          LLC/Venetian
          Casino, Term
          Loan............... Ba3       BB          7.11              05/23/14            13,089,998
   7,500  MGM Mirage, Term
          Loan............... NR        NR      6.49 to 6.53          10/03/11             7,382,813
   2,500  Riviera Holdings
          Corp., Term Loan... B2        BB-         7.36              06/08/14             2,431,250
     753  Scientific Games
          Corp., Revolving
          Credit Agreement... Ba1       BBB-    7.32 to 9.25          12/23/09               737,940
  12,300  Venetian Macau,
          Ltd., Term Loan.... B1        BB-         7.61        05/26/12 to 05/26/13      11,904,641
   9,035  Wimar OpCo LLC,
          Term Loan.......... Ba3       BB-         7.61              01/03/12             8,835,850
   9,571  Yonkers Racing
          Corp., Term Loan... NR        NR          8.88              08/12/11             9,492,879
                                                                                      --------------
                                                                                          99,731,750
                                                                                      --------------
          INSURANCE  4.4%
   4,963  Applied Systems,
          Inc., Term Loan.... NR        NR          7.86              09/26/13             4,850,844
  11,389  ARG Holdings, LLC,
          Term Loan (a)...... B2        NR     8.38 to 12.63    11/30/11 to 11/30/12      11,296,327
   2,494  Audatex North
          America, Inc., Term
          Loan............... B1        B+          7.38              05/16/14             2,365,945
   3,318  CCC Information
          Services Group,
          Inc., Term Loan.... NR        NR          7.86              02/10/13             3,235,093
   7,500  Concord Re, Ltd.,
          Term Loan (a)...... Ba2       BB+         9.61              02/29/12             7,481,250
   7,884  HMSC Holdings
          Corp., Term Loan... B2        B      7.61 to 10.86    04/03/14 to 10/03/14       7,347,141
   8,445  Mitchell
          International,
          Inc., Term Loan.... Caa1      CCC+   7.38 to 10.63    03/28/14 to 03/28/15       8,066,165

 28                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          INSURANCE (CONTINUED)
 $ 6,667  USI Holdings Corp.,
          Term Loan.......... B2        B-         8.11%              05/05/14        $    6,333,333
  12,936                                                                                  12,408,981
          Vertafore, Inc.,                                                             -------------
          Term Loan.......... NR        NR     7.86 to 11.36    01/31/12 to 01/31/13      63,385,079
                                                                                      --------------
          MACHINERY  1.8%
   8,898  Alliance Laundry
          Holdings, LLC, Term
          Loan............... Ba3       BB-         7.61              01/27/12             8,786,462
   3,990  Douglas Dynamics,
          LLC., Term Loan.... Ba2       BB          7.61              05/21/13             3,970,050
   2,978  FR X Ohmstede
          Acquisitions Co.,
          Term Loan.......... B1        B           7.88              08/09/13             2,989,429
   1,615  Gleason Corp., Term
          Loan............... NR        NR          7.38              06/30/13             1,588,309
   3,436  Goodman Global
          Holdings, Inc.,
          Term Loan.......... Ba2       BB          7.13              12/23/11             3,358,979
   4,485  Stolle Machinery
          Co., LLC, Term
          Loan............... Caa1      B      7.82 to 11.34    09/29/12 to 09/29/13       4,295,675
   1,096  United Rentals
          (North America),
          Inc., Term Loan.... Ba1       BB-         7.32              02/14/11             1,077,184
                                                                                      --------------
                                                                                          26,066,088
                                                                                      --------------
          MEDICAL PRODUCTS & SERVICES  2.3%
   2,364  Accellent, Inc.,
          Term Loan.......... B1        BB-         7.86              11/22/12             2,245,800
   3,741  Advanced Medical
          Optics, Inc. Term
          Loan............... Ba1       BB      7.09 to 7.11          04/02/14             3,651,785
   8,170  AGA Medical Corp.,
          Term Loan.......... B1        BB-         7.36              04/28/13             8,093,464
   7,500  Carestream Health,
          Inc., Term Loan.... Ba2       BB      7.32 to 7.36          04/30/13             7,106,250
   2,431  Conmed Corp., Term
          Loan............... Ba2       BB-         6.82              04/12/13             2,357,774
   2,163  Fresenius Medical
          Care Holdings,
          Inc., Term Loan.... NR        BBB-        6.74              03/31/13             2,085,755
   8,500  VWR Funding, Inc.,
          Term Loan.......... B1        B+          7.86              06/29/14             8,266,250
                                                                                      --------------
                                                                                          33,807,078
                                                                                      --------------
          MINING, STEEL, IRON & NON-PRECIOUS METALS  0.1%
   1,017  John Maneely Co.,
          Term Loan.......... B3        B+      8.61 to 8.62          12/08/13               914,454
                                                                                      --------------

See Notes to Financial Statements                                             29

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          NATURAL RESOURCES  2.9%
 $   468  Boston Generating,
          LLC, Revolving
          Credit Agreement... B1        BB-        7.61%              12/20/13        $      457,081
   9,194  Boston Generating,
          LLC, Term Loan..... B1        BB-         7.61              12/20/13             8,974,138
   4,200  CDX Funding, LLC,
          Term Loan (a)...... NR        NR         11.57              03/31/13             4,202,625
   3,000  Dresser, Inc., Term
          Loan............... B2        B+          7.86              05/04/14             2,903,250
   5,318  El Paso Corp., Term
          Loan............... Ba1       BB          7.42              08/01/11             5,131,678
   1,479  Hudson Products
          Holdings, Inc.,
          Term Loan.......... B1        B+      7.86 to 7.89          12/05/13             1,467,448
   2,364  Key Energy Services
          Group, Inc., Term
          Loan............... NR        NR      7.82 to 7.86          06/30/12             2,316,720
   1,558  Targa Resources,
          Inc., Term Loan.... B1        B+      7.32 to 7.36          10/31/12             1,544,947
  10,000  Western Refining,
          Inc., Term Loan.... B1        BB+         7.07              05/30/14             9,612,500
   5,500  Willbros USA, Inc.,
          Term Loan.......... NR        NR         10.26              10/27/09             5,445,000
                                                                                      --------------
                                                                                          42,055,387
                                                                                      --------------
          NON-DURABLE CONSUMER PRODUCTS  4.9%
  13,995  Aearo Technologies,
          Inc., Term Loan.... Caa1      B-     7.61 to 10.86    09/24/13 to 06/01/14      13,599,613
   4,090  Amscan Holdings,
          Inc., Term Loan.... Ba3       B       7.57 to 7.62          05/25/13             3,967,058
   3,462  Easton-Bell Sports,
          Inc., Term Loan.... Ba3       BB-         7.11              03/16/12             3,317,503
   2,736  Gibson Guitar
          Corp., Term Loan... Ba3       B           7.86              12/29/13             2,722,569
   9,393  Huish Detergents,
          Inc., Term Loan.... B1        B+      7.32 to 9.57    04/26/14 to 10/26/14       8,697,857
   2,582  JohnsonDiversey,
          Inc., Term Loan.... Ba2       BB-         7.86              12/16/11             2,491,501
   4,000  KIK Custom
          Products, Inc.
          (Canada), Term
          Loan............... B1        B          10.36              11/30/14             3,630,000
   4,800  KIK Custom
          Products, Inc.,
          Term Loan.......... B1        B           7.61              05/31/14             4,368,000
   2,643  Mattress Holdings
          Corp., Inc., Term
          Loan............... B1        B           7.61              01/18/14             2,484,772

 30                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          NON-DURABLE CONSUMER PRODUCTS (CONTINUED)
 $ 1,764  Mega Brands, Inc.
          (Canada), Term
          Loan............... Ba3       B+         7.63%              07/26/12        $    1,719,900
   4,285  Philosophy, Inc.,
          Term Loan.......... B2        B+      7.34 to 7.36          03/16/14             4,210,340
     501  Spectrum Brands,
          Inc., Revolving
          Credit Agreement... B1        B-          5.17              03/30/13               486,023
  11,940  Spectrum Brands,
          Inc., Term Loan.... B1        B-      9.32 to 9.36          03/30/13            11,545,843
   2,200  Targus Group
          International,
          Inc., Term Loan.... Caa2      CCC+       13.87              05/22/13             1,914,000
   2,937  UCG Paper Crafts,
          Inc., Term Loan.... NR        NR         10.50              02/17/13             2,937,100
   3,491  Yankee Candle Co.,
          Inc., Term Loan.... Ba3       BB-         7.36              02/06/14             3,316,687
                                                                                      --------------
                                                                                          71,408,766
                                                                                      --------------
          PAPER & FOREST PRODUCTS  2.4%
   3,000  Ainsworth Lumber
          Co., Ltd., Term
          Loan............... Ba3       B-          8.36              06/26/14             2,925,000
  16,700  Georgia-Pacific
          Corp., Term Loan... Ba2       BB+         7.11        12/20/12 to 12/29/12      15,820,224
   1,180  NewPage Corp., Term
          Loan............... Ba2       BB-         7.63              05/02/11             1,163,835
   2,573  Tidi Products, LLC,
          Term Loan.......... NR        NR      8.61 to 9.86          12/31/11             2,560,348
   7,683  White Birch Paper
          Co. (Canada), Term
          Loan............... B1        BB-         8.13              05/08/14             7,433,605
   5,384  Xerium
          Technologies, Inc.,
          Term Loan.......... B2        B+          8.11              05/18/12             5,142,058
                                                                                      --------------
                                                                                          35,045,070
                                                                                      --------------
          PERSONAL & MISCELLANEOUS SERVICES  2.1%
   8,266  Affinion Group,
          Inc., Term Loan
          (a)................ Ba2       BB      7.82 to 7.86          10/17/12             8,215,816
  10,138  Coinmach Laundry
          Corp., Term Loan... B2        B+          7.88              12/19/12            10,011,535
   2,452  Omniflight
          Helicopters, Inc.,
          Term Loan.......... NR        NR     10.25 to 10.75   06/30/11 to 09/30/12       2,427,439
  10,627  Sedgwick CMS
          Holdings, Inc.,
          Term Loan.......... B1        B+          7.61              01/31/13            10,414,542
                                                                                      --------------
                                                                                          31,069,332
                                                                                      --------------

See Notes to Financial Statements                                             31

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          PHARMACEUTICALS  1.1%
 $ 2,835  Bradley
          Pharmaceuticals,
          Inc., Term Loan.... NR        NR         11.25%             11/14/10        $    2,838,544
   2,736  Stiefel
          Laboratories, Inc.,
          Term Loan.......... Ba3       BB-         7.61              12/28/13             2,695,206
  11,003  Warner Chilcott
          Holdings Co., Term
          Loan............... B1        BB-         7.36              01/18/12            10,677,983
                                                                                      --------------
                                                                                          16,211,733
                                                                                      --------------
          PRINTING & PUBLISHING  14.9%
   5,000  Advanstar
          Communications,
          Inc., Term Loan.... B1        B+          7.61              05/31/14             4,751,565
   6,716  ALM Media Holdings,
          Inc., Term Loan.... B1        B-          7.82              03/05/10             6,699,402
   4,950  American Media
          Operations, Inc.,
          Term Loan.......... B1        B-          8.59              01/31/13             4,653,000
   5,535  American
          Reprographics Co.,
          Term Loan (a)...... Ba2       BB          7.11              06/18/09             5,533,611
   3,577  Ascend Media
          Holdings, LLC, Term
          Loan............... NR        NR      8.60 to 8.84          01/31/12             3,308,265
   1,985  Black Press Group,
          Ltd. (Canada), Term
          Loan............... Ba3       BB-         7.36              08/02/13             1,951,503
   6,605  Canon
          Communications,
          LLC, Term Loan..... B2        B+          8.32              05/31/11             6,588,381
   1,759  Caribe Information
          Investment, Inc.,
          Term Loan.......... B1        B+          7.61              03/31/13             1,723,509
  10,795  Cygnus Business
          Media, Inc., Term
          Loan............... B2        CCC+    8.86 to 8.91          07/13/09            10,794,750
   1,000  DRI Holdings, Inc.,
          Term Loan.......... NR        NR          8.32              07/03/14               995,000
  11,532  Endurance Business
          Media, Inc., Term
          Loan............... B1        B+     8.07 to 12.57    07/26/13 to 01/26/14      11,511,484
  11,828  F&W Publications,
          Inc., Term Loan.... NR        NR      7.61 to 9.61    02/05/13 to 08/05/13      11,566,084
  11,125  Gatehouse Media,
          Inc., Term Loan.... B1        BB-         7.36              08/28/14            10,578,017

 32                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          PRINTING & PUBLISHING (CONTINUED)
 $10,083  Haights Cross
          Operating Co., Term
          Loan............... B3        B-     8.86 to 9.86%          08/20/08        $    9,981,790
   2,312  Hanley-Wood, LLC,
          Term Loan.......... NR        B           7.61              03/08/14             2,153,928
   5,473  Idearc, Inc., Term
          Loan............... Ba2       BBB-        7.36              11/17/14             5,239,919
   1,915  Intermedia Outdoor,
          Inc., Term Loan.... NR        NR          8.36              01/31/13             1,920,163
   2,000  Knowledgepoint360
          Group, LLC, Term
          Loan............... B1        BB+    8.57 to 12.32    04/26/14 to 04/26/15       2,005,000
   3,563  MC Communications,
          LLC, Term Loan..... NR        NR      7.82 to 7.89          12/31/10             3,420,770
   5,035  MediaNews Group,
          Inc., Term Loan.... Ba2       BB-     6.59 to 7.09    12/30/10 to 08/02/13       4,893,923
   2,729  MediMedia USA,
          Inc., Term Loan.... Ba3       BB-     7.52 to 7.63          10/05/13             2,620,200
  13,460  Merrill
          Communications,
          LLC, Term Loan..... B1        BB-    7.57 to 11.82    05/15/11 to 11/15/13      13,285,097
   8,539  Penton Media, Inc.,
          Term Loan.......... B1        BB-    7.61 to 10.36    02/01/13 to 02/01/14       8,309,880
  10,047  Primedia, Inc.,
          Term Loan.......... NR        NR          7.57              09/30/13             9,992,053
   2,631  Questex Media
          Group, Inc., Term
          Loan............... NR        NR          8.36              05/04/14             2,578,625
   8,828  Reader's Digest
          Association, Inc.,
          Term Loan.......... B1        B+      7.33 to 7.39          03/02/14             8,209,924
   4,909  R.H. Donnelley,
          Inc., Term Loan.... Ba1       BB+     6.57 to 6.86    12/31/09 to 06/30/11       4,735,866
   6,124  Riverdeep
          Interactive
          Learning USA, Inc.,
          Term Loan.......... B1        B           8.11              12/20/13             5,940,721
   3,634  SGS International,
          Inc., Term Loan.... Ba2       BB      7.83 to 7.88          12/30/11             3,597,854
   2,586  Source Media, Inc.,
          Term Loan.......... B1        NR          7.61              11/08/11             2,595,797
   1,500  Summit Business
          Media Intermediate,
          Term Loan.......... NR        NR          8.09              07/06/14             1,488,750
   3,814  Thomas Nelson
          Publishers, Term
          Loan............... NR        NR      7.54 to 7.61          06/12/12             3,642,589

See Notes to Financial Statements                                             33

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          PRINTING & PUBLISHING (CONTINUED)
 $30,000  Tribune Co., Term
          Loan .............. Ba2       BB-        8.36%              05/19/14        $   27,342,870
  11,438  Yell Group, PLC,
          (United Kingdom),
          Term Loan.......... NR        NR      6.82 to 7.32    04/30/11 to 02/10/13      11,250,273
                                                                                      --------------
                                                                                         215,860,563
                                                                                      --------------
          RESTAURANTS & FOOD SERVICE  3.2%
  24,792  Aramark Corp., Term
          Loan............... Ba3       BB-         7.36              01/26/14            23,397,679
   7,414  Arby's, LLC, Term
          Loan............... Ba3       BB      7.59 to 7.61          07/25/12             7,222,854
   1,874  Denny's Corp., Term
          Loan............... Ba2       BB-     7.33 to 7.40          03/31/12             1,849,476
   4,810  Landry's
          Restaurants, Inc.,
          Term Loan.......... Ba2       CCC+    7.08 to 7.11          12/28/10             4,816,038
   3,368  NPC International,
          Inc., Term Loan.... Ba3       BB-     7.07 to 7.14          05/03/13             3,267,136
   2,471  Sagittarius
          Restaurants, LLC,
          Term Loan.......... B1        B+          7.61              03/29/13             2,425,663
   3,092  Sbarro, Inc., Term
          Loan............... Ba3       B+      7.86 to 7.88          01/31/14             3,014,944
                                                                                      --------------
                                                                                          45,993,790
                                                                                      --------------
          RETAIL--OFFICE PRODUCTS  0.6%
   9,487  Corporate Express
          US Finance, Inc.
          (Netherlands), Term
          Loan............... Ba2       BB+     7.11 to 7.36    12/23/10 to 12/31/10       9,249,690
                                                                                      --------------

          RETAIL--OIL & GAS  0.2%
   2,722  The Pantry, Inc.,
          Term Loan.......... Ba3       BB+         7.07              05/15/14             2,524,861
                                                                                      --------------

          RETAIL--SPECIALTY  1.9%
   7,546  General Nutrition
          Centers, Inc., Term
          Loan............... Ba3       B-          7.61        03/16/12 to 09/16/13       7,333,865
  15,349  Nebraska Book Co.,
          Inc., Term Loan.... B2        B           7.83              03/04/11            15,425,367
   4,315  Visant Holding
          Corp., Term Loan... Ba1       BB          7.33              12/21/11             4,340,190
                                                                                      --------------
                                                                                          27,099,422
                                                                                      --------------
          RETAIL--STORES  2.2%
   2,970  Csk Auto, Inc.,
          Term Loan (a)...... Ba3       B+          8.38              06/29/12             2,955,243
  13,715  Michael's Stores,
          Inc., Term Loan.... B2        B           7.63              10/31/13            12,873,241

 34                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          RETAIL--STORES (CONTINUED)
 $10,309  Neiman Marcus
          Group, Inc., Term
          Loan............... Ba3       B+     7.09 to 7.11%          04/06/13        $    9,894,670
   3,817  Sally Holdings,
          Inc., Term Loan.... B2        BB-         7.86              11/16/13             3,703,705
   2,910  Savers, Inc., Term
          Loan............... B1        BB-         8.11              08/11/12             2,865,863
                                                                                      --------------
                                                                                          32,292,722
                                                                                      --------------
          TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  2.1%
     600  Alaska
          Communications
          Systems Group,
          Inc., Term Loan.... B1        BB-         7.11              02/01/12               586,500
   2,721  CavTel Holdings,
          LLC, Term Loan
          (a)................ B2        NR         10.11              12/31/12             2,756,682
   9,800  Fairpoint
          Communications,
          Inc., Term Loan.... B1        BB-         7.13              02/08/12             9,481,500
   4,341  Global Tel*Link
          Corp., Term Loan
          (a)................ Ba3       BB      6.36 to 8.86          02/14/13             4,297,353
   1,500  Hargray Acquisition
          Co., Term Loan..... B1        B           7.57              06/29/14             1,458,750
   3,100  NuVox Transition
          Subsidiary, LLC,
          Term Loan.......... B2        CCC+    8.59 to 8.66          05/31/14             3,069,000
   1,643  Orius Corp., LLC,
          Term Loan (c) (d)
          (e)................ NR        NR     11.75 to 12.25   01/23/09 to 01/23/10         291,627
   2,907  Paetec Holding
          Corp., Term Loan... Ba3       B-          7.82              02/28/13             2,858,170
   5,298  Sorenson
          Communications,
          Inc., Term Loan.... NR        NR     7.86 to 12.36    02/16/14 to 04/27/14       5,232,793
                                                                                      --------------
                                                                                          30,032,375
                                                                                      --------------
          TELECOMMUNICATIONS--LONG DISTANCE  1.2%
   3,850  Intelsat, Ltd.,
          (Bermuda) Term
          Loan............... B2        B           7.86              02/01/14             3,761,658
   6,000  Level 3
          Communications,
          Inc., Term Loan.... B1        B+          7.61              03/13/14             5,770,002
   7,440  Time Warner
          Telecom, Inc., Term
          Loan............... Ba2       B           7.36              01/07/13             7,277,360
                                                                                      --------------
                                                                                          16,809,020
                                                                                      --------------

See Notes to Financial Statements                                             35

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          TELECOMMUNICATIONS--WIRELESS  1.3%
 $ 5,985  American Cellular
          Corp., Term Loan
          (a)................ B1        B-         7.36%              03/15/14        $    5,926,395
  11,917  Centennial
          Cellular, Inc.,
          Term Loan.......... Ba2       BB-         7.36              02/09/11            11,611,302
   1,782  Cricket
          Communications,
          Inc., Term Loan.... Ba2       B+          7.36              06/16/13             1,734,777
                                                                                      --------------
                                                                                          19,272,474
                                                                                      --------------
          TEXTILES & LEATHER  2.4%
   6,034  Gold Toe Investment
          Corp., Term Loan... B1        CCC+   8.09 to 11.36    10/30/13 to 04/30/14       5,948,745
   5,788  HanesBrands, Inc.,
          Term Loan.......... Ba2       BB      7.07 to 9.11          09/05/13             5,621,408
   6,150  HBI Branded Apparel
          Ltd., Inc., Term
          Loan............... Ba3       BB          9.11              09/05/13             6,023,925
   3,850  Levi Strauss & Co,
          Term Loan.......... B2        B           7.57              03/27/14             3,660,707
   5,709  Propex Fabrics,
          Inc., Term Loan.... Ba3       B+          8.36              07/31/12             5,623,755
   4,027  St. John Knits
          International,
          Inc., Term Loan.... B1        BB          8.36              03/21/12             4,047,357
   3,479  Varsity Brands,
          Inc., Term Loan.... NR        NR      8.13 to 9.75          02/22/14             3,426,599
                                                                                      --------------
                                                                                          34,352,496
                                                                                      --------------
          TRANSPORTATION--CARGO  0.7%
   1,097  Cardinal Logistics
          Management, Inc.,
          Term Loan.......... NR        NR          9.07              09/23/13             1,091,764
   5,000  JHCI Acquisition,
          Inc., Term Loan.... Ba3       B+          7.86              06/19/14             4,712,500
   2,103  Kenan Advantage
          Group, Inc., Term
          Loan............... NR        NR          8.36              12/16/11             2,081,641
   2,850  Quality
          Distribution, Inc.,
          Term Loan.......... Ba3       B           8.32              11/13/09             2,835,731
                                                                                      --------------
                                                                                          10,721,636
                                                                                      --------------
          TRANSPORTATION--PERSONAL  0.2%
     339  Coach America
          Holdings, Inc.,
          Revolving Credit
          Agreement.......... B1        CCC+        5.26              10/20/14               328,814
   1,658  Coach America
          Holdings, Inc.,
          Term Loan.......... B1        B+          8.11              04/20/14             1,279,166

 36                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

                                BANK LOAN
PRINCIPAL                        RATINGS+
AMOUNT                        --------------                           STATED
(000)     BORROWER            MOODY'S   S&P        COUPON            MATURITY*            VALUE
----------------------------------------------------------------------------------------------------
          TRANSPORTATION--PERSONAL (CONTINUED)
 $   589  Neoplan USA Corp.,
          Revolving Credit
          Agreement (c) (d)
          (e) (f)............ NR        NR         8.54%              06/30/06        $      551,058
     500  US Airways Group,
          Inc., Term Loan.... B2        B+          7.86              03/24/14               478,750
                                                                                      --------------
                                                                                           2,637,788
                                                                                      --------------
          TRANSPORTATION-RAIL MANUFACTURING  0.8%
   9,292  Helm Holding Corp.,
          Term Loan.......... NR        NR      7.57 to 7.61          07/08/11             9,320,811
   2,380  Standard Steel,
          LLC, Term Loan..... B2        BB-     7.82 to 7.86          06/30/12             2,296,700
                                                                                      --------------
                                                                                          11,617,511
                                                                                      --------------
          UTILITIES  3.9%
   1,200  Astoria Generating
          Co., LP,
          Term Loan.......... B3        B           9.11              08/23/13             1,182,656
   1,988  Calpine Corp., Term
          Loan............... NR        NR          7.61              03/29/09             1,930,773
  13,713  First Light Power
          Resources, Term
          Loan............... B1        BB-     7.86 to 9.88    11/01/13 to 05/01/14      13,430,231
   3,067  InfrastruX Group,
          Inc., Term Loan.... B2        B+          8.57              11/03/12             3,074,492
   2,933  Longview Power LLC,
          Term Loan.......... Ba3       BB          7.63              02/28/14             2,757,333
     170  Mirant North
          America LLC,
          Revolving Credit
          Agreement.......... Ba3       BB-         7.61              01/03/12               159,999
   2,460  NSG Holdings, LLC,
          Term Loan.......... Ba2       BB          6.86              06/15/14             2,401,885
   6,300  Primary Energy
          Operating, LLC,
          Term Loan.......... NR        NR          8.11              08/24/09             6,268,500
  13,500  Thermal North
          America, Term
          Loan............... B1        BB      8.07 to 8.11          10/24/08            13,466,250
   7,663  TPF Generation
          Holdings, LLC, Term
          Loan............... Ba3       BB-     7.36 to 9.61    12/15/13 to 12/15/14       7,490,380
   5,000  USPF Holdings, LLC,
          Term Loan.......... Ba2       BB+     7.08 to 7.09          04/11/14             4,962,500
                                                                                      --------------
                                                                                          57,124,999
                                                                                      --------------

          TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  179.1%.......................   2,597,564,987
                                                                                      --------------

See Notes to Financial Statements                                             37

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

DESCRIPTION                                                                         VALUE
----------------------------------------------------------------------------------------------

NOTES  1.8%
Boise Cascade, LLC ($3,700,000 par, 8.24% coupon, maturing 10/15/12) (h).....   $    3,644,500
Builders FirstSource, Inc. ($8,700,000 par, 9.61% coupon, maturing 02/15/12)
  (h)........................................................................        8,613,000
Compression Polymers Corp. ($2,700,000 par, 12.13% coupon, maturing 07/01/12)
  (h)........................................................................        2,754,000
Del Laboratories, Inc. ($5,400,000 par, 10.36% coupon, maturing 11/01/11)
  (h)........................................................................        5,373,000
Qwest Corp. ($3,500,000 par, 8.61% coupon, maturing 06/15/13) (h)............        3,640,000
Verso Paper Holding, LLC ($1,500,000 par, 9.11% coupon, maturing 08/01/14)
  (h) (i)....................................................................        1,477,500
                                                                                --------------

TOTAL NOTES..................................................................       25,502,000
                                                                                --------------

EQUITIES  0.0%
Aladdin Gaming Holdings, LLC (7.84% Ownership Interest, Acquired 09/03/04,
  Cost $470,400) (j) (k).....................................................           15,250
Environmental Systems Products Holdings, Inc. (3,275 common shares, Acquired
  06/22/04, Cost $0) (j) (k).................................................                0
Gentek, Inc. (Canada) (1,600 common shares, Acquired 09/19/06, Cost $0) (j)
  (k)........................................................................           47,376
Gentek, Inc. (Canada) (Warrants for 2,501 common shares, Expiration date
  10/31/10, Acquired 09/19/06, Cost $0) (j) (k)..............................           88,804
IDT Corp. (22,898 common shares) (j).........................................          228,522
Neoplan USA Corp. (8,517 common shares, Acquired 09/04/03, Cost $85) (d) (f)
  (j) (k)....................................................................                0
Neoplan USA Corp. (2,262 preferred shares, Acquired 09/04/03, Cost
  $1,074,521) (d) (f) (j) (k)................................................                0
Railworks Corp. (Warrants for 865 common shares, Expiration date 06/14/11,
  Acquired 02/10/03, Cost $2,135,664) (j) (k)................................                0
Rotech Medical Corp. (48,485 common shares, Acquired 06/12/02
  Cost $193,940) (j) (k).....................................................                0
Safelite Realty (28,448 common shares, Acquired 10/26/00, Cost $0) (j) (k)...                0
                                                                                --------------

TOTAL EQUITIES...............................................................          379,952
                                                                                --------------

TOTAL LONG-TERM INVESTMENTS  180.9%
  (Cost $2,711,267,895)......................................................    2,623,446,939
                                                                                --------------

SHORT-TERM INVESTMENTS  1.8%
REPURCHASE AGREEMENT  1.3%
State Street Bank & Trust Co. ($18,000,000 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of 5.03%,
  dated 07/31/07, to be sold on 08/01/07 at $18,002,515) (a).................       18,000,000

TIME DEPOSIT  0.5%
State Street Bank & Trust Corp. ($7,484,918 par, 4.05% coupon, dated
  07/31/07, to be sold on 08/01/07 at $7,485,761) (a)........................        7,484,918
                                                                                --------------

 38                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

DESCRIPTION                                                                         VALUE
----------------------------------------------------------------------------------------------
..yTOTAL SHORT-TERM INVESTMENTS  1.8%
  (Cost $25,484,918).........................................................   $   25,484,918
                                                                                --------------

TOTAL INVESTMENTS  182.7%
  (Cost $2,736,752,813)......................................................    2,648,931,857

BORROWINGS  (34.6%)..........................................................     (502,000,000)

PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (48.3%)..................     (700,418,699)

OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%..................................        3,556,566
                                                                                --------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%...............................   $1,450,069,724
                                                                                ==============

Industry percentages are calculated as a percentage of net assets applicable to common shares.

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade. Bank loan ratings are unaudited.

(a) All or a portion of this security is designated in connection with unfunded loan commitments.

(b) Payment-in-kind security.

(c) This Senior Loan interest is non-income producing.

(d) This borrower has filed for protection in federal bankruptcy court.

(e) This borrower is currently in liquidation.

(f) Affiliated company.

(g) The borrower is in the process of restructuring or amending the terms of this loan.

(h) Variable rate security. Interest rate shown is that in effect at July 31, 2007.

(i) 144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(j) Non-income producing security as the stock or warrant currently does not declare dividends.

(k) Restricted security. Securities were acquired through the restructuring of senior loans. These securities are restricted as they are not allowed to be deposited via the Depository Trust Company. If at a later point in time, the company wishes to register, the issuer will bear the costs associated with registration. The aggregate value of restricted securities represents less than 0.1% of the net assets applicable to common shares of the Trust.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic

See Notes to Financial Statements                                             39

VAN KAMPEN SENIOR INCOME TRUST

PORTFOLIO OF INVESTMENTS -- JULY 31, 2007 continued

    incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

SWAP AGREEMENTS OUTSTANDING AS OF JULY 31, 2007:
CREDIT DEFAULT SWAPS

                                                            PAY/
                                                           RECEIVE                NOTIONAL    UNREALIZED
                               REFERENCE       BUY/SELL     FIXED    EXPIRATION    AMOUNT    APPRECIATION/
COUNTERPARTY                 ENTITY/INDEX     PROTECTION    RATE        DATE       (000)     DEPRECIATION
Goldman Sachs Credit       Standard Pacific
  Partners, L.P..........        Corp.           Sell       3.40%     03/20/14     $2,500     $  (406,867)
Goldman Sachs Credit       Standard Pacific
  Partners, L.P..........        Corp.           Sell        3.70     06/20/14      2,500        (385,554)
Goldman Sachs Credit         K. Hovnanian
  Partners, L.P..........    Enterprises,        Sell        2.15     06/20/09      1,500         (98,203)
                                 Inc.
Goldman Sachs Credit         K. Hovnanian
  Partners, L.P..........    Enterprises,        Sell        3.75     06/20/12      1,500        (185,658)
                                 Inc.
                                                                                             -------------
TOTAL CREDIT DEFAULT SWAPS................................................................    $(1,076,282)
                                                                                             =============

 40                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
July 31, 2007

ASSETS:
Unaffiliated Investments (Cost $2,735,088,840)..............  $2,648,380,799
Affiliated Investments (Cost $1,663,973)....................         551,058
                                                              --------------
    Total Investments (Cost $2,736,752,813).................   2,648,931,857
Restricted Cash.............................................       1,002,302
Receivables:
  Investments Sold..........................................      55,823,767
  Interest and Fees.........................................      21,073,549
Other.......................................................         178,408
                                                              --------------
    Total Assets............................................   2,727,009,883
                                                              --------------
LIABILITIES:
Payables:
  Borrowings................................................     502,000,000
  Investments Purchased.....................................      62,639,724
  Investment Advisory Fee...................................       1,996,524
  Administration Fee........................................         469,770
  Distributor and Other Affiliates..........................         255,816
  Income Distributions--Common Shares.......................         237,738
Unfunded Commitments........................................       4,021,492
Accrued Interest Expense....................................       2,511,780
Swap Contracts..............................................       1,076,282
Accrued Expenses............................................         680,936
Trustees' Deferred Compensation and Retirement Plans........         631,398
                                                              --------------
    Total Liabilities.......................................     576,521,460
Preferred Shares (including accrued distributions)..........     700,418,699
                                                              --------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $1,450,069,724
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($1,450,069,724 divided by
  180,010,000 shares outstanding)...........................  $         8.06
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 180,010,000 shares issued and
  outstanding)..............................................  $    1,800,100
Paid in Surplus.............................................   1,788,748,292
Accumulated Undistributed Net Investment Income.............      (1,698,123)
Net Unrealized Depreciation.................................     (92,918,730)
Accumulated Net Realized Loss...............................    (245,861,815)
                                                              --------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $1,450,069,724
                                                              ==============
PREFERRED SHARES ($.01 par value, authorized 28,000 shares,
  28,000 issued with liquidation preference of $25,000 per
  share)....................................................  $  700,000,000
                                                              ==============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $2,150,069,724
                                                              ==============

See Notes to Financial Statements                                             41

VAN KAMPEN SENIOR INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended July 31, 2007

INVESTMENT INCOME:
Interest from Unaffiliated Investments......................  $227,609,131
Interest from Affiliated Investments........................        49,122
Dividends...................................................        29,623
Other.......................................................     5,392,202
                                                              ------------
    Total Income............................................   233,080,078
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................    23,800,046
Administration Fee..........................................     5,600,011
Credit Line.................................................     2,379,399
Preferred Share Maintenance.................................     1,823,391
Professional Fees...........................................     1,207,065
Custody.....................................................       586,529
Accounting & Administrative Expenses........................       260,138
Reports to Shareholders.....................................       221,214
Trustees' Fees and Related Expenses.........................       142,677
Transfer Agent..............................................        26,930
Other.......................................................       217,840
                                                              ------------
    Total Operating Expense.................................    36,265,240
    Interest Expense........................................    30,131,159
                                                              ------------
    Total Expenses..........................................    66,396,399
                                                              ------------
NET INVESTMENT INCOME.......................................  $166,683,679
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Unaffilliated Investments.................................  $ (7,800,115)
  Swap Contracts............................................       190,593
  Currency..................................................         9,245
                                                              ------------
Net Realized Loss...........................................    (7,600,277)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (14,952,844)
                                                              ------------
  End of the Period:
    Investments.............................................   (87,820,956)
    Swap Contracts..........................................    (1,076,282)
    Unfunded Commitments....................................    (4,021,492)
                                                              ------------
                                                               (92,918,730)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (77,965,886)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(85,566,163)
                                                              ============
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $(36,203,219)
                                                              ============
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 44,914,297
                                                              ============

 42                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                             FOR THE           FOR THE
                                                            YEAR ENDED        YEAR ENDED
                                                          JULY 31, 2007     JULY 31, 2006
                                                          --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................  $  166,683,679    $  142,783,720
Net Realized Loss.......................................      (7,600,277)       (9,497,741)
Net Unrealized Depreciation During the Period...........     (77,965,886)       (9,802,349)

Distributions to Preferred Shareholders:
  Net Investment Income.................................     (36,203,219)      (30,129,890)
                                                          --------------    --------------
Change in Net Assets Applicable to Common Shares from
  Operations............................................      44,914,297        93,353,740

Distributions to Common Shareholders:
  Net Investment Income.................................    (137,725,653)     (111,174,162)
                                                          --------------    --------------
TOTAL DECREASE IN NET ASSETS APPLICABLE TO
  COMMON SHARES.........................................     (92,811,356)      (17,820,422)
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................   1,542,881,080     1,560,701,502
                                                          --------------    --------------
End of the Period (Including accumulated undistributed
  net investment income of $(1,698,123) and $4,835,073,
  respectively).........................................  $1,450,069,724    $1,542,881,080
                                                          ==============    ==============

See Notes to Financial Statements                                             43

VAN KAMPEN SENIOR INCOME TRUST

FINANCIAL STATEMENTS continued

Statement of Cash Flows
For the Year Ended July 31, 2007

CHANGE IN NET ASSETS FROM OPERATIONS (INCLUDING PREFERRED
  SHARE DISTRIBUTIONS)......................................  $    44,914,297
                                                              ---------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Provided by Operating Activities:
  Purchases of Investments..................................   (2,371,425,093)
  Principal Repayments/Sales of Investments.................    2,457,571,572
  Net Purchases of Short-Term Investments...................       24,623,618
  Amortization of Loan Fees.................................          804,113
  Net Loan Fees Received....................................          526,745
  Accretion of Discounts....................................       (1,359,780)
  Net Realized Gain/Loss on Investments.....................        7,800,115
  Net Change in Unrealized Depreciation on Investments......       75,197,811
  Increase in Restricted Cash...............................       (1,002,302)
  Increase in Receivables for Investments Sold..............      (50,415,517)
  Increase in Interest Receivables and Other Assets.........         (637,563)
  Increase in Payable for Investments Purchased.............        3,337,668
  Decrease in Accrued Expenses and Other Payables...........         (139,880)
  Net Change in Unrealized Depreciation on Swap Contracts...        1,076,282
  Net Change in Unfunded Commitments........................        1,691,793
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................          108,792
                                                              ---------------
    Total Adjustments.......................................      147,758,374
                                                              ---------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................      192,672,671
                                                              ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Change in Bank Borrowings...................................      (55,000,000)
Cash Distributions Paid.....................................     (137,672,671)
                                                              ---------------
  Net Cash Used for Financing Activities....................     (192,672,671)
                                                              ---------------
NET INCREASE IN CASH........................................              -0-
Cash at Beginning of the Period.............................              -0-
                                                              ---------------
CASH AT THE END OF THE PERIOD...............................  $           -0-
                                                              ===============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash Paid During the Year for Interest......................  $    30,176,599
                                                              ===============

 44                                            See Notes to Financial Statements

VAN KAMPEN SENIOR INCOME TRUST

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              YEAR ENDED JULY 31,
                                              ----------------------------------------------------
                                                2007       2006       2005       2004       2003
                                              ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..... $   8.57   $   8.67   $   8.63   $   8.10   $   7.94
                                              --------   --------   --------   --------   --------
 Net Investment Income.......................      .93(a)      .79(a)      .60      .42        .46
 Net Realized and Unrealized Gain/Loss.......     (.47)      (.10)       .01        .57        .14
 Common Share Equivalent of Distributions
   Paid to Preferred Shareholders:
   Net Investment Income.....................     (.20)      (.17)      (.10)      (.02)       -0-
                                              --------   --------   --------   --------   --------
Total from Investment Operations.............      .26        .52        .51        .97        .60
                                              --------   --------   --------   --------   --------
Distributions Paid to Common Shareholders:
 Net Investment Income.......................     (.77)      (.62)      (.47)      (.40)      (.44)
Dilutive Impact from the Offering of Money
 Market Cumulative Preferred Shares..........      -0-        -0-        -0-       (.04)       -0-
                                              --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE PERIOD........... $   8.06   $   8.57   $   8.67   $   8.63   $   8.10
                                              ========   ========   ========   ========   ========
Common Share Market Price at End of the
 Period...................................... $   7.98   $   8.38   $   8.19   $   8.84   $   7.84
Total Return (b).............................    3.94%     10.41%     -2.03%     18.13%     25.06%
Net Assets Applicable to Common Shares at End
 of the Period (In millions)................. $1,450.1   $1,542.9   $1,560.7   $1,554.1   $1,458.6
Ratios to Average Net Assets Applicable to
 Common Shares excluding Borrowings:
 Operating Expense (c).......................    2.35%      2.31%      2.26%      1.91%      1.59%
 Interest Expense (c)........................    1.95%      1.63%       .82%       .31%       .62%
 Gross Expense (c)...........................    4.30%      3.94%      3.08%      2.22%      2.21%
 Net Investment Income (c)...................   10.80%      9.17%      6.87%      5.06%      5.98%
 Net Investment Income (d)...................    8.46%      7.23%      5.75%      4.80%        N/A
Portfolio Turnover (e).......................      85%        75%        94%        84%        78%
SUPPLEMENTAL RATIOS:
Ratios to Average Net Assets Including
 Preferred Shares and Borrowings:
 Operating Expense (c).......................    1.62%      1.28%      1.27%      1.30%      1.19%
 Interest Expense (c)........................    1.34%       .90%       .46%       .21%       .46%
 Gross Expense (c)...........................    2.96%      2.18%      1.73%      1.51%      1.65%
 Net Investment Income (c)...................    7.43%      5.06%      3.86%      3.44%      4.47%
 Net Investment Income (d)...................    5.82%      3.99%      3.23%      3.26%        N/A
SENIOR INDEBTEDNESS:
   Total Preferred Shares Outstanding........   28,000     28,000     28,000     28,000        N/A
   Asset Coverage Per Perferred Share (f).... $ 76,803   $ 80,119   $ 80,750   $ 80,509        N/A
   Involuntary Liquidating Preference Per
     Preferred Share......................... $ 25,000   $ 25,000   $ 25,000   $ 25,000        N/A
   Average Market Value Per Preferred
     Share................................... $ 25,000   $ 25,000   $ 25,000   $ 25,000        N/A
   Total Borrowing Outstanding (In
     thousands).............................. $502,000   $557,000   $524,000   $450,000   $401,000
   Asset Coverage Per $1,000 Unit of Senior
     Indebtedness (g)........................ $  5,284   $  5,028   $  5,315   $  6,009   $  4,637

(a) Based on average shares outstanding.

(b) Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Ratios do not reflect the effect of distributions to preferred shareholders.

(d) Ratios reflect the effect of distributions to preferred shareholders.

(e) Calculation includes the proceeds from principal repayments and sales of senior loan interests.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

(g) Calculated by subtracting the Trust's total liabilities (not including the perferred shares and the borrowings) from the Trust's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

N/A=Not Applicable

See Notes to Financial Statements                                             45

VAN KAMPEN SENIOR INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2007

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust's investment objective is to seek to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Trust borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust's volatility. The Trust commenced investment operations on June 23, 1998.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Trust's Senior Loans and notes are valued by the Trust following valuation guidelines established and periodically reviewed by the Trust's Board of Trustees. Under the valuation guidelines, Senior Loans and notes for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans and notes are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans and notes are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Asset Management (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Senior Loan. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Trust's portfolio. The fair value of Senior Loans are reviewed and approved by the Trust's Valuation Committee and the Board of Trustees.

    Credit default swaps are valued using market quotations obtained from brokers.

    Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser under the direction of the Board of Trustees.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are

VAN KAMPEN SENIOR INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2007 continued

expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At July 31, 2007, the Trust had no when-issued or delayed delivery purchase commitments.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note, or other fixed income security. Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2007, the Trust had an accumulated capital loss carryforward for tax purposes of $230,073,119 which will expire according to the following schedule.

AMOUNT                                                           EXPIRATION
$  4,851,995................................................    July 31, 2009
 122,716,095................................................    July 31, 2010
  52,014,750................................................    July 31, 2011
  29,634,358................................................    July 31, 2012
   2,190,907................................................    July 31, 2013
   6,730,384................................................    July 31, 2014
  11,934,630................................................    July 31, 2015

VAN KAMPEN SENIOR INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2007 continued

    At July 31, 2007, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $2,740,620,671
                                                                ==============
Gross tax unrealized appreciation...........................    $    3,353,196
Gross tax unrealized depreciation...........................       (95,042,010)
                                                                --------------
Net tax unrealized depreciation on investments..............    $  (91,688,814)
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Trust intends to declare and pay monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed at least annually to common shareholders. Distributions from net realized gains for book purposes may include short term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid for the years ended July 31, 2007 and 2006 were as follows:

                                                                  2007            2006
Distributions paid from:
  Ordinary income...........................................  $173,875,890    $141,121,769
  Long-term capital gain....................................           -0-             -0-
                                                              ------------    ------------
                                                              $173,875,890    $141,121,769
                                                              ============    ============

    Permanent differences, primarily due to reclassification of swap gains and losses to income and book to tax amortization differences, resulted in the following reclassifications among the Trust's components of net assets at July 31, 2007:

ACCUMULATED UNDISTRIBUTED
  NET INVESTMENT INCOME       ACCUMULATED NET REALIZED LOSS    PAID IN SURPLUS
        $711,997                        $(711,997)                  $-0-

    As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $948,827

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses resulting from wash sale transactions, gains or losses recognized on securities for tax purposes but not for book purposes and post October losses which are not realized for tax purposes until the first day of the following fiscal year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee of .85% of the average daily managed assets. Managed assets are defined as the gross asset value of the Trust minus the sum of accrued liabilities, other than the aggregate amount of borrowings undertaken by the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc., the Trust's Administrator, at an annual rate of .20% of the average daily

VAN KAMPEN SENIOR INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2007 continued

managed assets of the Trust. The administrative services provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the year ended July 31, 2007, the Trust recognized expenses of approximately $128,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Legal Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides legal services and the CCO provides compliance services to the Trust. The costs of these services are allocated to each trust. For the year ended July 31, 2007, the Trust recognized expenses of approximately $99,700 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Trust, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    During the period, the Trust owned shares of the following affiliated companies. Affiliated companies are defined by the 1940 Act, as amended, as those companies in which a fund holds 5% or more of the outstanding voting securities.

                                                           DIVIDEND/     MARKET
                                                 PAR/      INTEREST      VALUE
NAME                                           SHARES*      INCOME      7/31/07        COST
Neoplan USA Corp., Revolving
  Credit Agreement...........................  $589,367     $49,122     $551,058    $  589,367
Neoplan USA Corp., Common Stock..............     8,517         -0-          -0-            85
Neoplan USA Corp., Preferred Stock C.........       532         -0-          -0-           532
Neoplan USA Corp., Preferred Stock D.........     1,730         -0-          -0-     1,073,989
                                                           ---------    --------    ----------
                                                            $49,122     $551,058    $1,663,973
                                                           =========    ========    ==========

*   Shares were acquired through the restructuring of Senior Loan interests.

VAN KAMPEN SENIOR INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2007 continued

    Affiliate transactions during the year ended July 31, 2007 were as follows:

                                   PAR/SHARES                               PAR/SHARES    REALIZED
                                     AS OF         GROSS        GROSS         AS OF        GAIN/
NAME                                7/31/06      ADDITIONS    REDUCTIONS     7/31/07       (LOSS)
Neoplan USA Corp., Revolving
  Credit Agreement...............   $933,750       $-0-        $344,383      $589,367       $-0-

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $2,371,425,093 and $2,457,571,572, respectively.

4. COMMITMENTS

Pursuant to the terms of certain Senior Loan agreements, the Trust had unfunded loan commitments of approximately $101,955,900 as of July 31, 2007. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. The unrealized depreciation on these commitments of $4,021,492 as of July 31, 2007 is reported as "Unfunded Commitments" on the Statement of Assets and Liabilities.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may use derivative instruments for a variety of reasons, such as to attempt to protect the Trust against possible changes in the market value of its portfolio or to generate potential gain. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    The Trust may enter into credit default swap contracts for hedging purposes or to gain exposure to a credit in which the Trust may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments, to the buyer in the event of an adverse credit event of the issuer. The Trust accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statements of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities.

VAN KAMPEN SENIOR INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2007 continued

The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations.

    Credit default swaps may involve greater risks than if the Trust had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk. If there is a default by the counterparty, the Trust will have contractual remedies pursuant to the agreements related to the transaction. In addition, all counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Trust with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Trust has an unrealized loss on swap contract, the Trust has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Restricted cash, if any, for segregating purposes is shown on the Statement of Assets and Liabilities.

6. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States and foreign corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

    At July 31, 2007, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT      VALUE
SELLING PARTICIPANT                                             (000)      (000)
General Electric Capital Corp. .............................   $5,000      $4,838

7. BORROWINGS

The Trust may utilize financial leverage to the maximum extent allowable under the 1940 Act, as amended. Under the 1940 Act, as amended, a Trust generally may not (i) borrow money greater than 33 1/3% of the Trust's total assets or (ii) issue preferred shares greater than 50% of the Trust's total assets. In using a combination of borrowing money and issuing preferred shares, the maximum allowable leverage is somewhere between 33 1/3% and 50% (but in no event more than 50%) of the Trust's total assets based on the relative amounts borrowed or preferred shares issued.

    The Trust has entered into a $700 million revolving credit and security agreement. Annual commitment fees of .13% are charged on the unused portion of the credit line. This revolving credit agreement is secured by the assets of the Trust. For the year ended July 31, 2007, the average daily balance of borrowings under the revolving credit agreement was $556,463,014 with a weighted average interest rate of 5.21%.

VAN KAMPEN SENIOR INCOME TRUST

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2007 continued

8. PREFERRED SHARES ISSUANCE

The Trust has outstanding 5,600 shares each of Series M, Series T, Series W, Series TH and Series F Auction Preferred Shares (APS), $.01 Par Value, $25,000 liquidation preference, for a total issuance of $700 million. Dividends are cumulative and the dividend rates are generally reset every seven days through an auction process. The average rate in effect on July 31, 2007 was 5.140%. During the year ended July 31, 2007, the rates ranged from 4.890% to 5.350%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of the "Preferred Share Maintenance" expense on the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

9. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in the trust NAV calculations as late as the trust's last NAV calculation in the first required financial statement period. As a result, the Trust will incorporate FIN 48 in its semi annual report on January 31, 2008. The impact to the Trust's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust's financial statement disclosures.

VAN KAMPEN SENIOR INCOME TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen Senior Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Senior Income Trust (the "Trust"), including the portfolio of investments, as of July 31, 2007, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Income Trust as of July 31, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
September 21, 2007

VAN KAMPEN SENIOR INCOME TRUST

DIVIDEND REINVESTMENT PLAN

    The dividend reinvestment plan (the "Plan") offers you a prompt and simple way to reinvest your dividends and capital gains distributions into additional shares of the Trust. Under the Plan, the money you earn from dividends and capital gains distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time.

PLAN BENEFITS

- ADD TO YOUR ACCOUNT

You may increase your shares in the Trust easily and automatically with the Plan.

- LOW TRANSACTION COSTS

Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

- CONVENIENCE

You will receive a detailed account statement from Computershare Trust Company, N.A., which administers the Plan, whenever shares are reinvested for you. The statement shows your total distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to vankampen.com.

- SAFEKEEPING

Computershare Trust Company, N.A. will hold the shares it has acquired for you in safekeeping.

HOW TO PARTICIPATE IN THE PLAN

    If you own shares in your own name, you can participate directly in the Plan. If your shares are held in "street name"--in the name of your brokerage firm, bank, or other financial institution--you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

    If you choose to participate in the Plan, whenever the Trust declares a dividend or capital gains distribution, it will be invested in additional shares of your Trust that are purchased on the open market.

HOW TO ENROLL

    To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting vankampen.com, calling toll-free (800) 341-2929 or notifying us in writing at Van Kampen Closed End Funds, Computershare Trust Company,

VAN KAMPEN SENIOR INCOME TRUST

DIVIDEND REINVESTMENT PLAN continued

N.A., P.O. Box 43078, Providence, RI 02940-3078. Please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next dividend or capital gains distribution payable after Computershare Trust Company, N.A. receives your authorization, as long as they receive it before the "record date," which is generally ten business days before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following dividend or distribution.

COSTS OF THE PLAN

    There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan's fees are paid by the Trust. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

TAX IMPLICATIONS

    The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

    Van Kampen does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for information concerning their individual situation.

HOW TO WITHDRAW FROM THE PLAN

    To withdraw from the Plan please visit vankampen.com or call (800) 341-2929 or notify us in writing at the address below.

                          Van Kampen Closed-End Funds
                       Computershare Trust Company, N.A.
                                   P.O. Box 43078
                             Providence, RI 02940-3078
All shareholders listed on the account must sign any written withdrawal

VAN KAMPEN SENIOR INCOME TRUST

DIVIDEND REINVESTMENT PLAN continued

instructions. If you withdraw, you have three options with regard to the shares held in your account:

1. If you opt to continue to hold your non-certificated shares, they will be held by Computershare Trust Company N.A.

2. If you opt to sell your shares through Van Kampen, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions and a $2.50 service fee.

3. You may sell your shares through your financial advisor through the Direct Registration Systems ("DRS"). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

TO OBTAIN A COMPLETE COPY OF THE DIVIDEND REINVESTMENT PLAN, PLEASE CALL OUR CLIENT RELATIONS DEPARTMENT AT 800-341-2929 OR VISIT VANKAMPEN.COM.

VAN KAMPEN SENIOR INCOME TRUST

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

HOWARD TIFFEN
Vice President

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

TRANSFER AGENT

COMPUTERSHARE TRUST COMPANY, N.A.
c/o Computershare Investor Services
P.O. Box 43078
Providence, Rhode Island 02940-3078

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN SENIOR INCOME TRUST

RESULTS OF SHAREHOLDERS VOTES

The Annual Meeting of Shareholders of the Trust was held on June 22, 2007, where shareholders voted on the election of trustees.

With regards to the election of the following trustees by the common shareholders of the Trust:

                                                                    # OF SHARES
                                                          --------------------------------
                                                           IN FAVOR              WITHHELD
------------------------------------------------------------------------------------------
R. Craig Kennedy........................................  157,268,285            2,060,664
Jack E. Nelson..........................................  157,128,663            2,200,286

With regards to the election of the following trustee by the preferred shareholders of the Trust:

                                                                      # OF SHARES
                                                              ----------------------------
                                                              IN FAVOR            WITHHELD
------------------------------------------------------------------------------------------
Hugo F. Sonnenschein........................................   25,647                62

The other trustees of the Trust whose terms did not expire in 2007 are David C. Arch, Jerry D. Choate, Rod Dammeyer, Linda Hutton Heagy, Howard J Kerr, Wayne W. Whalen and Suzanne H. Woolsey.

VAN KAMPEN SENIOR INCOME TRUST

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Trust and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees of the Trust generally serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (62)              Trustee      Trustee     Chairman and Chief             73       Trustee/Director/Managing
Blistex Inc.                                 since 1998  Executive Officer of                    General Partner of funds
1800 Swift Drive                                         Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                      health care products                    Director of the Heartland
                                                         manufacturer.                           Alliance, a nonprofit
                                                                                                 organization serving
                                                                                                 human needs based in
                                                                                                 Chicago. Board member of
                                                                                                 the Illinois
                                                                                                 Manufacturers'
                                                                                                 Association.

Jerry D. Choate (69)            Trustee      Trustee     Prior to January 1999,         73       Trustee/Director/Managing
33971 Selva Road                             since 2006  Chairman and Chief                      General Partner of funds
Suite 130                                                Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                     Allstate Corporation                    Director of H&R Block,
                                                         ("Allstate") and Allstate               Amgen Inc., a
                                                         Insurance Company. Prior                biotechnological company,
                                                         to January 1995,                        and Valero Energy
                                                         President and Chief                     Corporation, an
                                                         Executive Officer of                    independent refining
                                                         Allstate. Prior to August               company.
                                                         1994, various management
                                                         positions at Allstate.


VAN KAMPEN SENIOR INCOME TRUST
TRUSTEES AND OFFICERS continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer (66)               Trustee      Trustee     President of CAC, L.L.C.,      73       Trustee/Director/Managing
CAC, L.L.C.                                  since 1998  a private company                       General Partner of funds
4350 LaJolla Village Drive                               offering capital                        in the Fund Complex.
Suite 980                                                investment and management               Director of Quidel
San Diego, CA 92122-6223                                 advisory services.                      Corporation, Stericycle,
                                                                                                 Inc., and Ventana Medical
                                                                                                 Systems, Inc. and Trustee
                                                                                                 of The Scripps Research
                                                                                                 Institute. Prior to April
                                                                                                 2007, Director of GATX
                                                                                                 Corporation. Prior to
                                                                                                 April 2004, Director of
                                                                                                 TheraSense, Inc. Prior to
                                                                                                 January 2004, Director of
                                                                                                 TeleTech Holdings Inc.
                                                                                                 and Arris Group, Inc.

Linda Hutton Heagy+ (59)        Trustee      Trustee     Managing Partner of            73       Trustee/Director/Managing
Heidrick & Struggles                         since 2006  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                   international executive                 in the Fund Complex.
Suite 7000                                               search firm. Prior to                   Trustee on the University
Chicago, IL 60606                                        1997, Partner of Ray &                  of Chicago Hospitals
                                                         Berndtson, Inc., an                     Board, Vice Chair of the
                                                         executive recruiting                    Board of the YMCA of
                                                         firm. Prior to 1995,                    Metropolitan Chicago and
                                                         Executive Vice President                a member of the Women's
                                                         of ABN AMRO, N.A., a bank               Board of the University
                                                         holding company. Prior to               of Chicago.
                                                         1990, Executive Vice
                                                         President of The Exchange
                                                         National Bank.

VAN KAMPEN SENIOR INCOME TRUST
TRUSTEES AND OFFICERS continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (55)           Trustee      Trustee     Director and President of      73       Trustee/Director/Managing
1744 R Street, NW                            since 2006  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                     of the United States, an                in the Fund Complex.
                                                         independent U.S.
                                                         foundation created to
                                                         deepen understanding,
                                                         promote collaboration and
                                                         stimulate exchanges of
                                                         practical experience
                                                         between Americans and
                                                         Europeans. Formerly,
                                                         advisor to the Dennis
                                                         Trading Group Inc., a
                                                         managed futures and
                                                         option company that
                                                         invests money for
                                                         individuals and
                                                         institutions. Prior to
                                                         1992, President and Chief
                                                         Executive Officer,
                                                         Director and member of
                                                         the Investment Committee
                                                         of the Joyce Foundation,
                                                         a private foundation.

Howard J Kerr (71)              Trustee      Trustee     Prior to 1998, President       73       Trustee/Director/Managing
14 Huron Trace                               since 1998  and Chief Executive                     General Partner of funds
Galena, IL 61036                                         Officer of Pocklington                  in the Fund Complex.
                                                         Corporation, Inc., an                   Director of the Lake
                                                         investment holding                      Forest Bank & Trust.
                                                         company.                                Director of the Marrow
                                                                                                 Foundation.

Jack E. Nelson (71)             Trustee      Trustee     President of Nelson            73       Trustee/Director/Managing
423 Country Club Drive                       since 2006  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                    Services, Inc., a                       in the Fund Complex.
                                                         financial planning
                                                         company and registered
                                                         investment adviser in the
                                                         State of Florida.
                                                         President of Nelson Ivest
                                                         Brokerage Services Inc.,
                                                         a member of the FINRA,
                                                         Securities Investors
                                                         Protection Corp. and the
                                                         Municipal Securities
                                                         Rulemaking Board.
                                                         President of Nelson Sales
                                                         and Services Corporation,
                                                         a marketing and services
                                                         company to support
                                                         affiliated companies.

VAN KAMPEN SENIOR INCOME TRUST
TRUSTEES AND OFFICERS continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Hugo F. Sonnenschein (66)       Trustee      Trustee     President Emeritus and         73       Trustee/Director/Managing
1126 E. 59th Street                          since 1998  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                        University of Chicago and               in the Fund Complex.
                                                         the Adam Smith                          Trustee of the University
                                                         Distinguished Service                   of Rochester and a member
                                                         Professor in the                        of its investment
                                                         Department of Economics                 committee. Member of the
                                                         at the University of                    National Academy of
                                                         Chicago. Prior to July                  Sciences, the American
                                                         2000, President of the                  Philosophical Society and
                                                         University of Chicago.                  a fellow of the American
                                                                                                 Academy of Arts and
                                                                                                 Sciences.

VAN KAMPEN SENIOR INCOME TRUST
TRUSTEES AND OFFICERS continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE             TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (65)  Trustee      Trustee     Chief Communications           73       Trustee/Director/Managing
815 Cumberstone Road                         since 2006  Officer of the National                 General Partner of funds
Harwood, MD 20776                                        Academy of                              in the Fund Complex.
                                                         Sciences/National                       Director of Fluor Corp.,
                                                         Research Council, an                    an engineering,
                                                         independent, federally                  procurement and
                                                         chartered policy                        construction
                                                         institution, from 2001 to               organization, since
                                                         November 2003 and Chief                 January 2004. Director of
                                                         Operating Officer from                  Intelligent Medical
                                                         1993 to 2001. Prior to                  Devices, Inc., a symptom
                                                         1993, Executive Director                based diagnostic tool for
                                                         of the Commission on                    physicians and clinical
                                                         Behavioral and Social                   labs. Director of the
                                                         Sciences and Education at               Institute for Defense
                                                         the National Academy of                 Analyses, a federally
                                                         Sciences/National                       funded research and
                                                         Research Council. From                  development center,
                                                         1980 through 1989,                      Director of the German
                                                         Partner of Coopers &                    Marshall Fund of the
                                                         Lybrand.                                United States, Director
                                                                                                 of the Rocky Mountain
                                                                                                 Institute and Trustee of
                                                                                                 California Institute of
                                                                                                 Technology and the
                                                                                                 Colorado College.

VAN KAMPEN SENIOR INCOME TRUST

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEE:*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           TRUST       SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (68)         Trustee      Trustee     Partner in the law firm        73       Trustee/Director/Managing
333 West Wacker Drive                      since 1998  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom LLP, legal               in the Fund Complex.
                                                       counsel to funds in the                 Director of the Abraham
                                                       Fund Complex.                           Lincoln Presidential
                                                                                               Library Foundation.

+ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN SENIOR INCOME TRUST

TRUSTEES AND OFFICERS continued

OFFICERS:

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS
Ronald E. Robison (68)        President and            Officer     President of funds in the Fund Complex since September 2005
522 Fifth Avenue              Principal Executive      since 2003  and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036            Officer                              since May 2003. Managing Director of Van Kampen Advisors
                                                                   Inc. since June 2003. Director of Investor Services since
                                                                   September 2002. Director of the Adviser, Van Kampen
                                                                   Investments and Van Kampen Exchange Corp. since January
                                                                   2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                   & Co. Incorporated. Managing Director and Director of Morgan
                                                                   Stanley Investment Management Inc. Chief Administrative
                                                                   Officer, Managing Director and Director of Morgan Stanley
                                                                   Investment Advisors Inc. and Morgan Stanley Services Company
                                                                   Inc. Managing Director and Director of Morgan Stanley
                                                                   Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust.
                                                                   Executive Vice President and Principal Executive Officer of
                                                                   the Institutional and Retail Morgan Stanley Funds. Director
                                                                   of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                   Officer of Morgan Stanley Investment Management Inc. and
                                                                   Executive Vice President of funds in the Fund Complex from
                                                                   May 2003 to September 2005.

Amy R. Doberman (45)          Vice President           Officer     Managing Director and General Counsel--U.S. Investment
522 Fifth Avenue                                       since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                                 Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue              and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                                 Complex.

VAN KAMPEN SENIOR INCOME TRUST
TRUSTEES AND OFFICERS continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     TRUST             SERVED    DURING PAST 5 YEARS

John L. Sullivan (52)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100  Officer                  since 1998  August 2004. Prior to August 2004, Director and Managing
P.O. Box 5555                                                      Director of Van Kampen Investments, the Adviser, Van Kampen
Oakbrook Terrace, IL 60181                                         Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45)        Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100  and Treasurer            since 2007  Inc. since June 2007; Chief Financial Officer and Treasurer
P.O. Box 5555                                                      of funds in the Fund Complex since June 2007. Prior to June
Oakbrook Terrace, IL 60181                                         2007, Senior Vice President of Northern Trust Company,
                                                                   Treasurer and Principal Financial Officer of Northern Trust
                                                                   U.S. mutual fund complex.

Howard Tiffen (59)            Vice President           Officer     Managing Director of the Adviser and Van Kampen Advisors
1 Parkview Plaza - Suite 100                           since 2000  Inc. Vice President of the senior loan funds advised by the
P.O. Box 5555                                                      Adviser. Prior to 1999, senior portfolio manager for Pilgrim
Oakbrook Terrace, IL 60181                                         Investments. Associate of the Chartered Institute of Bankers
                                                                   and a member of the Economic Club of Chicago.

In accordance with Section 303A.12(a) of the New York Stock Exchange Listed Company Manual, the Trust's Chief Executive Officer has certified to the New York Stock Exchange that, as of June 27, 2007, he was not aware of any violation by the Trust of NYSE corporate governance listing standards.

The certifications by the Trust's principal executive officer and principal financial officer required by Rule 30a-2 under the 1940 Act were filed with the Trust's report to the SEC on Form N-CSR and are available on the Securities and Exchange Commission's web site at http://www.sec.gov.

  Van Kampen Senior Income Trust

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Senior Income Trust

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Senior Income Trust

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                   1 Parkview Plaza, Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                       All rights reserved. Member FINRA/SIPC.

                                                                   VVRANN 9/07
    (VAN KAMPEN INVESTMENTS LOGO)                           IU07-03449P-Y07/07

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c) Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in November 2006 and June 2007 and the general counsel's designee set forth in Exhibit C was amended in October and December 2006. All three editions of Exhibit B and all three editions of Exhibit C are attached.

(d)  Not applicable.

(e)  Not applicable.

(f)  (1)  The Trust's Code of Ethics is attached hereto as Exhibit 12(1).

     (2)  Not applicable.

     (3)  Not applicable.

Item 3. Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2007

                                  REGISTRANT   COVERED ENTITIES(1)
                                  ----------   -------------------
AUDIT FEES.....................   $78,175               N/A
NON-AUDIT FEES
   AUDIT-RELATED FEES..........   $17,000(2)       $211,000(3)
   TAX FEES....................   $ 2,575(4)       $      0
   ALL OTHER FEES..............   $     0          $      0
TOTAL NON-AUDIT FEES...........   $19,575          $211,000
TOTAL..........................   $97,750          $211,000

2006

                                  REGISTRANT   COVERED ENTITIES(1)
                                  ----------   -------------------
AUDIT FEES.....................   $75,800               N/A
NON-AUDIT FEES
   AUDIT-RELATED FEES..........   $16,500(2)       $244,200(3)
   TAX FEES....................   $ 2,400(4)       $      0
   ALL OTHER FEES..............   $     0          $      0
TOTAL NON-AUDIT FEES...........   $18,900          $244,200
TOTAL..........................   $94,700          $244,200

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent agreed upon procedures, and letters provided to underwriters related to the offering and issuance of Preferred Shares by the Registrant.

(3) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(4) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

              AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1.   STATEMENT OF PRINCIPLES

     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

----------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

     The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.   DELEGATION

     As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.   AUDIT SERVICES

     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.   AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the Audit-related services in Appendix
B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.   TAX SERVICES

     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.   ALL OTHER SERVICES

     The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.   PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.   PROCEDURES

     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9.   ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  COVERED ENTITIES

     Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     -    Van Kampen Investments Inc.

     -    Van Kampen Asset Management

     -    Van Kampen Advisors Inc.

     -    Van Kampen Funds Inc.

     -    Van Kampen Investor Services Inc.

     -    Morgan Stanley Investment Management Inc.

     -    Morgan Stanley Trust Company

     -    Morgan Stanley Investment Management Ltd.

     -    Morgan Stanley Investment Management Company

     -    Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
David C. Arch, Rod Dammeyer, Howard J Kerr, Hugo F. Sonnenschein.

(b) Not applicable.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Trust's and its investment advisor's Proxy Voting Policies and Procedures are as follows:

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds--collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services - Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English;
(ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.  GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:

     -    Approval of financial statements and auditor reports.

     -    General updating/corrective amendments to the charter.

     - Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS

     1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

          a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

          b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.

          c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

          d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

          e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

          f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

     2. Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

     3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

     5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

     6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

     7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

     8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

     9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

     1.   We generally support the following:

          - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          -    Proposals to authorize share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -    Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          -    Proposals for higher dividend payouts.

     2. We generally oppose the following (notwithstanding management support):

          - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          -    Proposals to create "blank check" preferred stock.

          -    Proposals relating to changes in capitalization by 100% or more.

E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS

     1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

     3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

     4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G. EXECUTIVE AND DIRECTOR REMUNERATION.

     1.   We generally support the following proposals:

          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

     4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. COMMITTEE PROCEDURES

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. MATERIAL CONFLICTS OF INTEREST

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

A potential material conflict of interest could exist in the following situations, among others:

     1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

     2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

     3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

     1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

     2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

     3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. PROXY VOTING REPORTING

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

     1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

     2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

                                 FUND MANAGEMENT

PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio and the overall execution of the strategy of the Fund are Howard T. Tiffen, a Managing Director of the Adviser and Christina Jamieson, an Executive Director of the Adviser.

Mr. Tiffen has been associated with the Adviser in an investment management capacity since December 1999 and began managing the Fund in December 1999. Ms. Jamieson has been associated with the Adviser in an investment management capacity since March 2000 and began managing the Fund in June 2005.

The composition of the team may change from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of July 31, 2007, Mr. Tiffen managed six registered investment companies with a total of approximately $7.8 billion in assets; no pooled investment vehicles other than registered investment companies; and one other account with a total of approximately $586.7 million in assets.

As of July 31, 2007, Ms. Jamieson managed three registered investment companies with a total of approximately $6.0 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage accounts for other investment companies, pooled investment vehicles or other accounts that charge a performance-based fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaged in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

-    Cash Bonus;

- Morgan Stanley's Long-Term Incentive Compensation Program awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

- Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated open-end funds they manage that are included in the IMAP Fund menu;

- Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

- Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.

- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

-    Contribution to the business objectives of the Adviser.

-    The dollar amount of assets managed by the portfolio manager.

-    Market compensation survey research by independent third parties.

-    Other qualitative factors, such as contributions to client objectives.

- Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of July 31, 2007, the portfolio managers did not own any shares of the Fund.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Senior Income
Trust


By: /s/ Ronald E. Robison
    ---------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: September 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Ronald E. Robison
    ---------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: September 20, 2007


By: /s/ Stuart N. Schuldt
    ---------------------------------
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: September 20, 2007